                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              VOYAGEUR FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          VOYAGEUR INSURED FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                   VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           VOYAGEUR MUTUAL FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         VOYAGEUR MUTUAL FUNDS II, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         VOYAGEUR MUTUAL FUNDS III, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          VOYAGEUR TAX FREE FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

LOGO


                                                                January 28, 1998

Dear Shareholder:

A Joint Meeting of Shareholders of certain funds within the Delaware Investments family of funds is being held in Philadelphia on March 17, 1999. This proxy statement relates to funds that were previously part of the Voyageur fund family. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting your fund.

The enclosed proxy statement describes eight separate proposals that affect some or all of the funds. In addition to the election of Board members and ratification of the selection of auditors, the proposals include a change in the designation of investment objectives from "fundamental" to non-fundamental, a change in the fundamental policy concerning diversification of investments, approval of new, standardized investment management agreements which contain fee increases, fee decreases or potential fee decreases, and approval of new, standardized sub-advisory agreements. Also, new standardized "fundamental" investment restrictions are proposed for the funds and the current restrictions are proposed to be made "non-fundamental." The proposed changes will allow the Boards to modify the objectives and "non-fundamental" restrictions in the future without the delay and expense of holding a shareholder meeting. Finally, shareholders are being asked to approve management's proposal to reorganize the funds into Delaware business trusts to take advantage of various advantages under Delaware law.

We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and mark, sign and return your proxy card (or cards) in the enclosed postage-paid envelope. You may also call toll-free to vote by telephone, or you may vote using the Internet. The insert accompanying this proxy statement describes how to vote using these methods.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares and will review with you the various ways in which you can register your vote.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,


LOGO


Jeffrey J. Nick
Chairman and President
Chief Executive Officer

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage you to read the attached proxy statement in full; however, the following are some typical questions that shareholders might have regarding this proxy statement.

Q: WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY STATEMENT?

Investment companies are required to obtain shareholders' votes for certain types of action. As a shareholder, you have a right to vote on certain major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY STATEMENT?

There are eight different proposals presented here and they are outlined in the Notice at the beginning of the proxy statement. The Notice describes which proposals apply to which funds.

Q: HOW WOULD THE BROAD-BASED PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?

o Changing the designation of a fund's investment objective from "fundamental" to "non-fundamental" would allow the a Fund's Board of Directors, without additional shareholder approval, to make future adjustments to the investment objective to give greater flexibility to respond to market, regulatory or industry changes. Approval of this change would not alter any fund's current investment objective.

o Allowing certain state - specific tax-free funds to change their diversification status from diversified to non-diversified would give those funds greater flexibility in selecting appropriate investments from a smaller universe of available choices.

o Adopting a standardized list of "fundamental" investment restrictions across all funds would help provide operational efficiencies and make it easier to monitor compliance with these restrictions.

o Converting all existing investment restrictions to "non-fundamental" would allow a Fund's Board of Directors to analyze and approve changes to the fund's existing investment restrictions, without additional shareholder approval, to further the goal of standardization of investment restrictions.

o Approval of the proposed fee increases, fee decreases or fee breakpoints for certain funds would ensure management fee levels that will enable those funds to continue to receive high quality investment management services.

o Approval of new standardized investment management agreements for each fund (and standardized sub-advisory agreements where applicable) would help provide operational efficiencies.

o The reorganization of funds from Minnesota corporations into Delaware business trusts would provide both consistency across the Delaware Investments fund family and flexibility of fund operations.

Q: HOW DO THE BOARD MEMBERS FOR MY FUND RECOMMEND THAT I VOTE?

The Board members for all the funds recommend that you vote in favor of, or FOR, all of the proposals described above.

Q: WHOM DO I CALL FOR MORE INFORMATION ON HOW TO PLACE MY VOTE?

Please call your fund at 1-800-523-1918 or call Shareholder Communications at 1-800-858-0073 for additional information on how to place your vote.

                                   PLEASE VOTE

                             YOUR VOTE IS IMPORTANT

LOGO


                                                              1818 Market Street
                                                          Philadelphia, PA 19103

                          Combined Proxy Statement and
             Notice of Joint Annual/Special Meeting of Shareholders
                          to be Held on March 17, 1999

To the Shareholders of:

Voyageur Funds, Inc.                                             Voyageur Mutual Funds II, Inc.
 Delaware-Voyageur US Government Securities Fund                  Delaware-Voyageur Tax-Free Colorado Fund
Voyageur Insured Funds, Inc.                                     Voyageur Mutual Funds III, Inc.
 Delaware-Voyageur Tax-Free Arizona Insured Fund                  Aggressive Growth Fund
 Delaware-Voyageur Minnesota Insured Fund                         Growth Stock Fund
Voyageur Intermediate Tax Free Funds, Inc.                        Tax-Efficient Equity Fund
 Delaware-Voyageur Tax-Free Minnesota Intermediate Fund          Voyageur Tax Free Funds, Inc.
Voyageur Mutual Funds, Inc.                                       Delaware-Voyageur Tax-Free Minnesota Fund
 Delaware Voyageur Tax-Free Arizona Fund                          Delaware-Voyageur Tax-Free North Dakota Fund
 Delaware-Voyageur Tax-Free California Fund
 Delaware-Voyageur Tax-Free Idaho Fund
 Delaware-Voyageur Tax-Free Iowa Fund
 Delaware-Voyageur Minnesota High Yield Municipal Bond
   Fund
 Delaware-Voyageur Tax-Free New York Fund
 Delaware-Voyageur Tax-Free Wisconsin Fund

This is your official Notice that a Joint Annual/Special Meeting of Shareholders of each open-end registered investment company within the Delaware Investments family listed in bold faced type above (each a "Company") will be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania. Each separate fund within a Company may be referred to as a "Fund." The purpose of the meeting is to consider and act upon the following Proposals and Sub-Proposals that apply either to particular Companies or Funds, and to transact any other business that properly comes before the meeting and any adjournments thereof.

Proposal One: To Elect a Board of Directors for the Company

         Proposal One applies to all Companies.

Proposal Two: To Approve the Redesignation of the Fund's Investment Objective from Fundamental to Non-Fundamental

         Proposal Two applies to all Funds

Proposal Three: To Approve a Change in the Fund's Fundamental Policy
         Concerning Diversification of Investments

        Proposal Three only applies to the following Funds:
         Voyageur Insured Funds, Inc.                               Voyageur Mutual Funds II, Inc.
           Delaware-Voyageur Tax-Free Arizona Insured Fund            Delaware-Voyageur Tax-Free Colorado Fund
           Delaware-Voyageur Minnesota Insured Fund                 Voyageur Tax Free Funds, Inc.
         Voyageur Intermediate Tax Free Funds, Inc.                   Delaware-Voyageur Tax-Free Minnesota Fund
           Delaware-Voyageur Tax-Free Minnesota Intermediate Fund

Proposal Four: To Approve Standardized Fundamental Investment Restrictions for the Fund (Includes Seven Sub-Proposals)

         4A: Industry Concentration               4E: Investing in Commodities
         4B: Borrowing Money and Issuing Senior   4F: Making Loans
              Securities                          4G: Redesignation of all Current Fundamental
         4C: Underwriting of Securities                Investment Restrictions as Non-Fundamental
         4D: Investing in Real Estate

         Proposal Four applies to all Funds.

Proposal Five: To Approve a New Investment Management Agreement for the Fund

         Proposal Five applies to all Funds.

Proposal Six:  To Approve a New Sub-Advisory Agreement for the Fund

         Proposal Six only applies to the following Funds:

         Voyageur Funds, Inc.
           Delaware-Voyageur US Government Securities Fund

         Voyageur Mutual Funds III, Inc.
           Growth Stock Fund

Proposal Seven: To Ratify the Selection of Ernst & Young LLP as Independent
         Auditors for the Company

         Proposal Seven applies to all Companies.

Proposal Eight: To Approve the Restructuring of the Company from a Minnesota
         Corporation into a Delaware Business Trust

         Proposal Eight applies to all Companies.

Please note that a separate vote is required for each Proposal or Sub-Proposal that applies to your Company or your Fund. Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.

LOGO


Jeffrey J. Nick
Chairman, President and Chief Executive Officer

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
NOTICE OF JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

         Proposal One: To Elect a Board of Directors for the Company

         Proposal Two: To Approve the Redesignation of the Fund's Investment Objective from
                      Fundamental to Non-Fundamental

         Proposal Three: To Approve a Change in the Fund's Fundamental Policy Concerning
                        Diversification of Investments

         Proposal Four: To Approve Standardized Fundamental Investment Restrictions for the Fund
                        (Includes Seven Sub-Proposals)

                         4A: Investing in Concentration
                         4B: Borrowing Money and Issuing Senior Securities
                         4C: Underwriting of Securities
                         4D: Investing in Real Estate
                         4E: Investing in Commodities
                         4F: Making Loans
                         4G: Resdesignation of all Current Fundamental Investment Restrictions
                             as Non-Fundamental

         Proposal Five: To Approve a New Investment Management Agreement for the Fund

         Proposal Six: To Approve a New Sub-Advisory Agreement for the Fund

         Proposal  Seven:  To Ratify the Selection of Ernst & Young LLP as  Independent  Auditors
                      for the Company

         Proposal Eight: To Approve the Restructuring of the Company from a Minnesota
                        Corporation Into a Delaware Business Trust and the Dissolution of the
                        Minnesota Corporation

EXHIBITS

         Exhibit A:        Outstanding Shares as of Record Date                                            A-1
         Exhibit B:        Shareholders Owning 5% or More of a Fund as of October 31, 1998                 B-1
         Exhibit C:        Executive Officers of the Companies                                             C-1
         Exhibit D:        Shareholdings by Directors and Nominees in the Delaware
                              Investments Funds as of October 31, 1998                                     D-1
         Exhibit E:        Lists of Current Fundamental Investment Restrictions                            E-1
         Exhibit F:        Information Relating to Investment Management and
                              Sub-Advisory Agreements                                                      F-1
         Exhibit G:        Actual and Hypothetical Expense Tables                                          G-1
         Exhibit H:        Similar Funds Managed by the Investment Managers and Sub-Advisers               H-1
         Exhibit I:        Form of Investment Management Agreement                                         I-1
         Exhibit J:        Form of Sub-Advisory Agreement                                                  J-1
         Exhibit K:        Form of Agreement and Plan of Reorganization                                    K-1
         Exhibit L:        Comparison and Significant Differences for Delaware Business Trusts             L-1
                           and Minnesota Corporations

LOGO
                                                              1818 Market Street
                                                          Philadelphia, PA 19103
                                                                  1-800-523-1918

                                 PROXY STATEMENT

                  JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 1999

Meeting Information. The Board of Directors of each open-end registered investment company within the Delaware Investments family listed on the accompanying Notice (each a "Company") is soliciting your proxy to be voted at the Joint Annual/Special Meeting of Shareholders to be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting").

Purpose of Meeting. The purpose of the Meeting is to consider a number of Proposals and Sub-Proposals that either apply to particular Companies, or to individual funds within the Companies (each a "Fund"). The Proposals and Sub-Proposals, as well as the Companies or Funds to which they apply, are listed in the accompanying Notice.

The Board of Directors urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, or use one of the other voting methods described in the insert accompanying this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card(s) or use one of the other voting methods described in the insert accompanying this Proxy Statement, promptly to help assure a quorum for the Meeting.

General Voting Information. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and "FOR" each other Proposal or Sub-Proposal concerning your Company or Fund. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the
Meeting: (i) by notifying Delaware Investments in writing; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund or Company that they own on the record date, which is January 18, 1999. Exhibit A shows the number of shares of each Fund and Company that were outstanding on the record date and Exhibit B lists the shareholders who own 5% or more of each Fund. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about January 28, 1999.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Companies or their investment managers or affiliates, through telephone, facsimile, oral or other communications. Shareholders may provide proxy instructions by returning their Proxy Card by mail or fax and may also communicate proxy instructions through the Internet or by telephone via touch-tone voting. Delaware Management Company ("DMC"), the investment manager for each of the Funds, on behalf of itself and the Companies, has engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation. The estimated cost of engaging SCC, which will be shared by DMC and the Companies, is set forth below:

                                                                                                              Range
                                                                                                              -----
    Voyageur Funds, Inc..................................................................................$_____ to $_____
    Voyageur Insured Funds, Inc..........................................................................$_____ to $_____
    Voyageur Intermediate Tax Free Funds, Inc............................................................$_____ to $_____
    Voyageur Mutual Funds, Inc...........................................................................$_____ to $_____
    Voyageur Mutual Funds II, Inc........................................................................$_____ to $_____
    Voyageur Mutual Funds III, Inc.......................................................................$_____ to $_____
    Voyageur Tax Free Funds, Inc.........................................................................$_____ to $_____

Votes Required to Approve each Proposal or Sub-Proposal. Three Proposals within this Proxy Statement affect all shareholders of a Company as a whole, regardless of whether or not the Company consists of a number of individual Funds. These Proposals are the election of Directors, the ratification of the selection of the independent auditors and the reorganization of the Company from a Minnesota corporation to a Delaware business trust. All shareholders of a Company will vote together on these Proposals. The remaining Proposals or Sub-Proposals contained in this Proxy Statement only affect particular Funds and, therefore, only shareholders of those Funds are permitted to vote on those Proposals or Sub-Proposals.

The amount of votes of a Company or Fund that are needed to approve the different Proposals or Sub-Proposals varies. The voting requirements are described within each Proposal or Sub-Proposal.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present or a majority of outstanding voting securities for approval. (These different voting standards are explained in the various Proposals.) DMC will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown on the top of the previous page of the Proxy Statement.

Proposal One: To Elect a Board of Directors for the Company

This Proposal applies to all Companies.

You are being asked to vote to elect each of the following nominees to the Board of Directors for your Company: Jeffrey J. Nick, Walter P. Babich, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Charles E. Peck, Wayne A. Stork, and Jan
R. Yoemans. With the exception of Jan R. Yeomans, each nominee is currently a member of the Board of Directors for each Company. If elected, these persons will serve as Directors until the next Annual or Special Meeting of Shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Boards of Directors.

Directors and Nominees. Presented below is information about the age, position with the Companies, principal occupation and past business experience of each current Director and nominee. With the exception of Thomas F. Madison, each current Director joined each Company's Board in 1997. Thomas F. Madison joined the Board of Directors of each Company in 1994.

Jeffrey J. Nick* (45), Chairman, President, Chief Executive Officer and Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Director of Delaware Management Holdings, Inc., 1997 to present; President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc., 1996 to present; Director of Delaware International Advisers Ltd., 1998 to present; Director of Vantage Global Advisors, Inc., 1996 to present; Director of Lynch & Mayer Inc. (investment adviser), 1997 to present; Managing Director of Lincoln National UK plc, 1992-1996; Senior Vice President of Lincoln National Corporation responsible for corporate planning and development, 1989-1992.

Walter P. Babich (71), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

Anthony D. Knerr (59), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc. 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

Ann R. Leven (57), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985 to February, 1998; Deputy Treasurer of the National Gallery of Art, 1990 to 1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

W. Thacher Longstreth(1) (77), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Philadelphia City Councilman, 1984 to present; Consultant20 , Packard Press, 1988 to present; Senior Partner, MLW Associates (business consulting), 1983 to present; Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, MicroLeague Micromedia, Inc. (computer game publisher), 1996 to present; Director, Tasty Baking Company, 1968-1991; Vice Chairman, The Winchell Company (financial printing), 1983-1988.

Thomas F. Madison (62), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Chief Executive Officer of MLM Partners, Inc., 1993 to present; Chairman of the Board of Communications Holdings, Inc., 1996 to present; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Valmont Industries (irrigation systems and steel manufacturing), 1987 to present; Director of Eltrax Systems, Inc. (data communications integration), 1993 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1997 to present; Director of Aon Risk Services, 1996 to present; Director of Digital River, 1997 to present.

Charles E. Peck (72), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group, Inc., 1981 to 1990.

Wayne A. Stork* (61), Chairman and Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware Investments organization.

Jan R. Yeomans (50), Vice President and Treasurer of the 3M Corporation, 1994 to Present; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1994; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant - Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

Board and Committee Meetings. During the twelve months ended October 31, 1998, each Company held [(Delaware to advise:) _________] Board meetings.

Each Board of Directors has an Audit Committee for the purpose of meeting, at least annually, with the Company's independent auditors and officers to oversee the quality of financial reporting and the internal controls of the Company, and for such purposes as the Board of Directors may from time to time direct. The Audit Committee of each Company consists of the following four Directors appointed by the Board, all of whom are considered to be independent because they are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"): Ann R. Leven, Chairperson, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held [(Delaware to advise:) ________] meetings for each Company during the twelve months ended October 31, 1998.

Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Company consists of the following three Directors appointed by the Boards, two of whom are considered to be independent Directors: Wayne A. Stork, Anthony D. Knerr and W. Thacher Longstreth. [(Delaware please confirm:) This Committee met once during the past year for the purpose of determining the proposed list of nominees for this Meeting.] The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. Each Nominating Committee will consider suggestions for the

-------------
(1) W. Thacher Longstreth is a current member of the Board of Directors for each Company. Mr. Longstreth is retiring from each Company's Board and, therefore, is not a nominee.
*This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Companies.

Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Board of Directors for a Company at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Companies.

Board Compensation. Each independent Director receives compensation from each Company of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Companies. Each independent Director currently receives a total annual retainer fee of $38,500 for serving as a Director for all 34 Companies within the Delaware Investments family, plus $3,145 for each set of Board meetings attended (generally, seven sets of regular meetings). Members of the Audit Committee currently receive additional annual compensation of $5,000 from all Companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

Under the terms of each Company's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Company for a period of time equal to the lesser of the number of years that such person served as a Director or the remainder of such person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the Company at the time of such person's retirement. If an eligible Director of each Company within the Delaware Investments family had retired as of October 31, 1998, he or she would have been entitled to annual payments in an amount equal to the annual retainer fee noted in the previous paragraph. The following table identifies the amount each Director received from each Company during its last fiscal year. Each Director other than Thomas Madison joined the board of Directors of the Companies on May 1, 1997.

                                     Jeffrey J.  Walter P.  Anthony D.  Ann R.  W. Thacher   Thomas F.  Charles E.  Wayne A.
            Company Name               Nick      Babich      Knerr      Leven   Longstreth   Madison      Peck       Stork
            ------------                ----     ------      -----      -----   ----------   --------     ----       -----
Voyageur Funds, Inc.                    None       $          $           $         $           $          $          None
Voyageur Insured Funds, Inc.            None       $          $           $         $           $          $          None
Voyageur Intermediate Tax Free
  Funds, Inc.                           None       $          $           $         $           $          $          None
Voyageur Mutual  Funds, Inc.            None       $          $           $         $           $          $          None
Voyageur Mutual Funds II, Inc.          None       $          $           $         $           $          $          None
Voyageur Mutual Funds III, Inc.         None                  $           $         $           $          $          None
Voyageur Tax Free Funds, Inc.           None       $          $           $         $           $          $          None

Total Compensation From All                                                                                $          None
Companies in the Delaware
Investments Family for the 12 months
ended December 31, 1998                 None       $          $           $         $           $

Officers. Each Board of Directors and the senior management of the Companies appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Companies: Jeffrey J. Nick, Wayne A. Stork, David K. Downes, Richard G. Unruh, Paul E. Suckow, Michael
P. Bishof, George M. Chamberlain, Jr., Joseph H. Hastings, Patrick P. Coyne, Mitchell L. Conery, Paul A. Matlack, Gary A. Reed, Babak Zenouzi, Gerald T. Nichols, Christopher S. Beck, George H. Burwell, Robert L. Arnold, Gerald S. Frey, Roger A. Early, John B. Fields, Paul Grillo, Cynthia L. Isom, Frank X. Morris, James F. Stanley and Paul Dokas. Exhibit C includes biographical information and the past business experience of such officers, except for Mr. Nick and Mr. Stork, whose information is set forth above along with the other Directors and nominees. The Exhibit also identifies which officers are also officers of DMC. The above officers of the Companies own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC.

While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission ("SEC"). As a result of this proceeding, Mr. Suckow was found to have violated Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records by order of the SEC dated December 1, 1992. Mr. Suckow was suspended from the business for 120 days.

Management's Ownership of the Funds. Attached to this Proxy Statement as Exhibit D is a list of the Directors' and nominees' shareholdings of the various Funds within the Delaware Investments family on an individual basis. Exhibit A lists the aggregate holdings by all of the Directors, nominees and executive officers as a group.

Required Vote. Each Director of a Company shall be elected by a plurality of votes cast by shareholders of a Company, regardless of the votes of individual Funds within the Company. This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions.

Proposal Two: To Approve the Redesignation of the Fund's Investment Objective from Fundamental to Non-Fundamental

This Proposal applies all Funds.

The investment objective of each Fund is designated as "fundamental," which means that any changes, even those not resulting in significant changes in the way a fund is managed or to risks to which it is subject, require shareholder approval. Under the 1940 Act, a Fund's investment objective is not required to be fundamental. However, many investment companies have elected to designate their investment objectives as fundamental. This practice arose largely as a result of comments provided by state securities regulators in their review of fund registration statements during the state registration process, as well as because of historical drafting conventions.

In light of the enactment of the National Securities Markets Improvement Act of 1996, which eliminated state securities administrative review of investment company registration statements, and in order to provide the Boards of Directors with enhanced flexibility to respond to market, industry or regulatory changes, each Fund's Board of Directors has approved the redesignation from fundamental to non-fundamental of each Fund's investment objective. Directors may change a non-fundamental investment objective at any time without the delay and expense of soliciting proxies and holding a shareholder meeting.

For a complete description of the investment objective of your Fund, please consult your Fund's prospectus. The redesignation from fundamental to non-fundamental will not alter any Fund's current investment objective. If this Proposal is approved, however, Fund management intends to request that the Directors consider a number of modifications to the language used to define certain Funds' investment objectives. The requested modifications are designed to modernize and standardize the expression of such investment objectives, but if the modifications are implemented, neither the principal investment design nor the day-to-day management of the Funds would be materially altered. If at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective, either in connection with the currently anticipated modernization and standardization or otherwise, shareholders will be given notice of the change prior to its implementation.

Required Vote. Approval of this proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. If the reclassification of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

At meetings of the Directors held in July and September, 1998, the Directors considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Board of Directors if each relevant Fund's fundamental investment objective were redesignated as non-fundamental and each Fund's Board of Directors unanimously approved the proposed change.

The Board of Directors unanimously recommends that you vote FOR the redesignation of the investment objective of your Fund as non-fundamental.

Proposal Three: To Approve a Change in the Fund's Fundamental Policy Concerning Diversification of Investments

This Proposal applies only to the following Funds:

     Voyageur Insured Funds, Inc.                                      Voyageur Mutual Funds II, Inc.
        Delaware-Voyageur Tax-Free Arizona Insured Fund                   Delaware-Voyageur Tax-Free Colorado Fund
        Delaware-Voyageur Tax-Free Minnesota Insured Fund              Voyageur Tax Free Funds, Inc.
     Voyageur Intermediate Tax Free Funds, Inc.                           Delaware-Voyageur Tax-Free Minnesota Fund
        Delaware-Voyageur Tax-Free Minnesota Intermediate Fund

Mutual funds generally diversify their investments among many different securities. They are, however, free to choose the extent to which they will diversify their investments, provided they meet certain minimum limits set forth in the 1940 Act and/or the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Generally, in order to be diversified under the 1940

Act, a fund may not invest more than 5% of its total assets in a single issuer (except U.S. government securities, as defined in the 1940 Act), or purchase more than 10% of the outstanding securities of a single issuer. This limit only applies to 75% of the fund's total assets, which means that any fund which is diversified under the 1940 Act may invest up to 25% of its assets in a single security. If a fund elects to be "non-diversified" under the 1940 Act, it must still operate within the diversification requirements of the Internal Revenue Code, which are similar to the 1940 Act diversification requirements, but apply only to 50% of a fund's assets, rather than 75%. As to the remaining 50% of fund assets, a fund may buy as few as two separate securities, each representing 25% of the value of the fund.

The Funds listed above currently are classified and operate as "diversified" funds, as that term is defined in the 1940 Act. Management has recommended to the Directors that the Funds change their classification to "non-diversified," which means that they will operate within the more flexible diversification restrictions contained in the Internal Revenue Code.

Each of the above Funds seeks to achieve its objective through investment in fixed income securities, the interest on which is exempt from federal income taxation and income taxation in the relevant state ("municipal securities"). Funds with this investment profile are often referred to as "state-specific tax-free funds." Many state-specific tax-free funds operate as non-diversified funds for 1940 Act purposes because the universe of available investments for such funds is relatively small. These funds, however, continue to meet the diversification requirements of the Internal Revenue Code.

Management of the Funds listed above has recommended to the Directors that those Funds change their diversification policies from diversified to non-diversified. This change requires shareholder approval under the 1940 Act. In approving the proposed change and concluding that it would recommend such a change to the Funds' respective shareholders, the Directors considered: (i) the relatively small market for municipal securities; (ii) the fact that many state-specific tax-free funds, including most of the other Delaware-Voyageur state-specific tax-free Funds within the Delaware Investments family, operate as non-diversified funds under the 1940 Act; and (iii) the previous experience of the Funds' investment manager in managing the Funds and the relative difficulty it experienced in locating attractive investments. At their September, 1998 Board meetings, the Directors unanimously approved the proposed change.

The Funds' diversification policies are found in their prospectuses. In the event that shareholders approve the proposed change, each of the Funds listed above would amend its current prospectus disclosure describing its diversification policy. Any future change from non-diversified to diversified status by a Fund would not require shareholder approval under the 1940 Act. If the proposed change is not approved, the Funds will continue to operate within the 1940 Act limitations.

Required Vote. Approval of this proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The Board of Directors unanimously recommends that you vote FOR the change in diversification policy.

Proposal Four: To Approve Standardized Fundamental Investment Restrictions for the Fund (This Proposal involves separate votes on Sub-Proposals 4A through 4G)

This Proposal applies to all Funds.

                                Proposal Overview

Each Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Funds, in their discretion, are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the board of directors without shareholder approval. Of course, any change in a fund's investment restrictions, whether fundamental or not, would be approved by the board of directors and reflected in the fund's prospectus or other offering documents.

Unlike investment objectives and policies, which are often different for each Fund, investment restrictions for Funds tend to be the same or similar, because they are based on legal or regulatory requirements that apply to all Funds. Over the years, however, as new Funds were created or added to the Delaware Investments family (including Voyageur Funds within this proxy statement), investment restrictions relating to the same activities were expressed in a variety of different ways. Many older Funds are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Funds adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by the National Securities Markets Improvement Act of 1996. As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all.

The Directors, together with Fund management and the investment managers and sub-advisers, have analyzed the current fundamental investment restrictions of each Fund, and have concluded that six new standardized fundamental investment restrictions should be adopted for each Fund. The proposed investment restrictions relate only to activities that are required under the 1940 Act to be the subject of fundamental policies and restrictions. Management believes that a modern, standardized list of restrictions will enhance the ability of the Funds to achieve their objectives because the Funds will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

Most of the Funds currently have fundamental investment restrictions that govern the same activities covered by the proposed fundamental investment restrictions, and a number of Funds currently have other fundamental investment restrictions governing additional activities. Management is recommending that all current fundamental investment restrictions for each Fund be re-classified as non-fundamental, at the same time that the six new standardized fundamental investment restrictions are adopted for each Fund. If the current fundamental restrictions are made non-fundamental, the Directors would be able to modify or eliminate the current restrictions without the costs or delays associated with a shareholder vote.

The proposed changes will not affect any Fund's investment objective and will not change the way any Fund is currently being managed or operated, since all current investment restrictions will remain in place as non-fundamental restrictions. If, as proposed, the current fundamental investment restrictions are reclassified as non-fundamental, management intends in the future to recommend that the Board of Directors approve certain modifications designed to result in a more modern and standardized list of investment restrictions for the various Delaware Investments Funds. The recommendations by management will likely involve the modification or elimination of current restrictions. The Board of Directors will determine separately for each Fund whether elimination or modification of a common investment restriction is appropriate for that Fund.

The six new proposed fundamental investment restrictions are described below within the relevant Sub-Proposals. In addition, Exhibit E contains a list of the current fundamental investment restrictions for each Fund which are proposed to be reclassified as non-fundamental. Unless all of the Sub-Proposals are approved by shareholders of a particular Fund, none of the Sub-Proposals will be adopted for that Fund.

Required Vote. Approval of each Sub-Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The Directors have voted to adopt each of the proposed standardized fundamental investment restrictions for the Funds, as well as to approve the reclassification of the existing fundamental investment restrictions as non-fundamental, and unanimously recommend that you vote FOR each Sub-Proposal 4A through 4G for your Fund.

Sub-Proposal 4A: To adopt a new fundamental investment restriction concerning the concentration of the Fund's investments in the same industry.

Under the 1940 Act, a Fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. A mutual fund concentrates its investments, for purposes of the SEC, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries. Having the concentration policy apply to "net" assets represents a recent change by the SEC staff from its previous concentration standard which applied to 25% of a Fund's "total" assets. The change would slightly reduce a Fund's ability to concentrate, since the "net" assets figure is lower than "total" assets of a Fund because liabilities are subtracted.

Each Fund currently has a fundamental investment restriction prohibiting it from concentrating its investments in the same industry. There are, however, numerous variations in the way that the investment restriction is described in the Funds' offering documents. In addition, most restrictions define concentration in terms of a percentage of "total assets," rather than in accordance with the new "net assets" standard.

The Board of Directors recommends that shareholders approve the standardized fundamental investment restriction set forth below for each Fund. In approving the proposed investment restriction and concluding that it would recommend the investment restriction to Fund shareholders, the Directors considered that the proposed investment restriction will standardize the concentration restriction for the Funds and is intended to provide flexibility for Funds to respond to changes in the SEC staff's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote.

Adoption of the proposed fundamental restriction will not materially affect the way the Funds are currently managed or operated because the existing concentration restrictions will remain in place as non-fundamental policies unless and until a Fund's Board of Directors modifies them in the future.

    Proposed Concentration Restriction: The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

The Board of Directors has also approved a related non-fundamental policy, which will be adopted for each Fund if the new fundamental restriction is approved and which provides that, in applying the concentration restriction: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This non-fundamental policy is intended to keep the concentration restriction from unnecessarily limiting a Fund's investments.

Sub-Proposal 4B: To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

Introduction to Sub-Proposal. The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities. A "senior security" is defined as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits funds from issuing senior securities, in order to limit their ability to use leveraging. In general, a fund uses leveraging when it enters into securities transactions with borrowed money or money to which it has only a temporary entitlement.

The limitations on borrowing and issuing senior securities are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that take precedence over the rights of shareholders. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a fund fails to adhere to the restrictions applicable to borrowing, the fund will be considered to have issued an impermissible senior security. Under the 1940 Act, a fund's investment restrictions relating to borrowing and senior securities must be fundamental.

The current investment restrictions concerning borrowing and senior securities vary considerably from Fund to Fund and are set forth in Exhibit E. Shareholders of each Fund are being asked to approve the following new standardized fundamental restriction that covers both borrowing and senior securities and which is designed to reflect all current regulatory requirements.

Senior Securities. SEC staff interpretations under the 1940 Act allow open-end funds to engage in a number of types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements set by the SEC staff. These collateral requirements are designed to protect shareholders. For example, some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (these transactions may be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions, to meet the SEC staff's collateralization requirements. Consistent with SEC staff positions, the senior security restrictions for most of the Funds specifically permit the funds to engage in Leveraging-Type transactions.

Borrowing. Under the 1940 Act, an open-end fund is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and may also borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow an open-end fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Open-end funds typically borrow money to meet redemptions to avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows open-end funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The borrowing restrictions for Funds limit borrowings to 20%, 10% or 5% of assets, rather than the 33 1/3% allowed by law. Further, a number of older Funds only permit borrowing "as a temporary measure for extraordinary purposes" and most provide that the Fund may not borrow for leveraging purposes or purchase securities while borrowings are outstanding.

Effects of the Proposed Investment Restrictions. Since the proposed investment restriction would provide greater flexibility for such Funds to engage in borrowing and to engage in Leveraging-Type Transactions, the Funds may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Fund's total return. Further, upon engaging in Leveraging-Type Transactions, such Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.

Board Recommendation. The Board of Directors recommends that shareholders approve the proposed fundamental investment restriction for each Fund. The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is written to provide flexibility for Funds to respond to changes in legal, regulatory or market developments. Adoption of the new restriction, however, will not affect the way such Funds are currently managed or operated because the existing restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

    Proposed Borrowing and Senior Securities Restriction: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Sub-Proposal 4C: To adopt a new fundamental investment restriction concerning underwriting.

Each Fund is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a fund's policy or restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

From time to time, a mutual fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for each funds specifically permits such re-sales. Management, consistent with SEC staff interpretations, believes that the Funds legally would not be regulated as underwriters in these circumstances.

The Board of Directors recommends that the shareholders of each Fund approve the standardized fundamental investment restriction regarding underwriting set forth below. The proposed restriction is substantially similar to the current restriction for most Funds. The new restriction is proposed for each Fund because it will help to achieve the goal of standardization of the language of the investment restrictions among all Funds. Adoption of the proposed restriction will not affect the way the Funds are currently managed or operated.

    Proposed Underwriting Restriction: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Sub-Proposal 4D: To adopt a new fundamental investment restriction concerning investments in real estate.

Each Fund currently has a fundamental investment restriction prohibiting the purchase or sale of real estate. All of the Funds' restrictions allow the Funds to invest in companies that deal in real estate, or to invest in securities that are secured by real estate. Under the 1940 Act, a fund's policy or restrictions regarding investment in real estate must be fundamental.

The Board of Directors recommends that shareholders of each Fund approve the fundamental investment restriction concerning real estate set forth below. The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Funds. The proposed investment restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objectives and policies. Adoption of the proposed restriction will not affect the way the

Funds are managed or operated because the current restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

    Proposed Real Estate Restriction: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Sub-Proposal 4E: To adopt a new fundamental investment restriction concerning investments in commodities.

All of the Funds currently are subject to fundamental restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. If a Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

The Board of Directors recommends that shareholders of each Fund approve the fundamental investment restriction concerning commodities set forth below for each Fund. The proposed restriction would standardize the language of the restriction among the various Funds and provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and, thus is broader than many Funds' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager determines that such investments are advisable and such practices are later affirmatively authorized by the Board of Directors. Adoption of the restriction will not affect the way the Funds are currently managed or operated because the existing commodities restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

    Proposed Commodities Restriction: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Sub-Proposal 4F: To adopt a new fundamental investment restriction concerning lending by the Fund.

Each of the Funds is currently subject to a fundamental investment restriction limiting its ability to make loans. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans, the Funds current fundamental restrictions specifically permit such investments. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income.

The Board of Directors recommends that shareholders approve the standardized fundamental investment restriction concerning lending described below for each Fund. The proposed restriction prohibits loans by the Funds except in the circumstances described above and, in some cases, would provide more flexibility than the current lending restriction because of the authority to engage in securities lending. Although securities lending involves certain risks if the borrower fails to return the securities, management believes that increased flexibility to engage in securities lending does not materially increase the risk to which the Funds are currently subject. Also, the adoption of the restriction will not affect the way the Funds are currently managed or operated, because the existing lending restrictions will remain in place as non-fundamental policies unless and until the Board of Directors modifies them in the future.

    Proposed Lending Restriction: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Sub-Proposal 4G: To redesignate all current fundamental investment restrictions as non-fundamental.

Each Fund currently is subject to its own list of fundamental investment restrictions, which are set forth in Exhibit E. Certain Funds are also subject to their own list of non-fundamental investment restrictions. As described in the previous Sub-Proposals, all Funds have a fundamental investment restriction governing concentration, borrowing, underwriting, real estate, commodities and lending and most Funds have a fundamental investment restriction governing senior securities. Many of the Funds, especially the older Funds, have additional fundamental investment restrictions governing activities that are no longer required to be subject to fundamental investment restrictions.

The Directors and Fund management recognize that many of the current fundamental investment restrictions cover the same activities as the proposed, standardized fundamental investment restrictions so that there will be overlapping restrictions. However, rather than asking shareholders for approval to eliminate the current restrictions at this time in favor of the new standardized restrictions, the Board of Directors for each Fund is recommending that all current fundamental restrictions be reclassified as non-fundamental. After the current investment restrictions are made non-fundamental, Fund management and the Directors will analyze and evaluate each Fund's investment restrictions on an individual basis while considering the particular investment objective and policies of the Fund. Over time, the Funds' investment restrictions can be standardized, if appropriate. With the exception of a Fund's classification as a diversified fund for purposes of the 1940 Act, the proposed reclassification of the current investment restrictions as non-fundamental will provide the Directors with the authority and ability to make such changes without being required to seek an additional shareholder vote.

The conversion of investment restrictions to non-fundamental will provide management of the Funds with the flexibility to respond to industry changes and also to take advantage of unique pricing and distribution structures that have developed over the past ten years. For example, eliminating certain fundamental restrictions and converting them to non-fundamental would permit the Funds to operate in a "master-feeder" structure at some point in the future should management determine that such a structure were appropriate.

In a "master-feeder" structure, investors purchase shares of one or more feeder funds which, in turn, invest all of their assets in corresponding master funds which have identical investment objectives, policies and restrictions as the feeder funds. The assets are collectively managed at the master fund level and the different feeder funds can have varying distribution and expense structures. The principal advantage of the master-feeder structure is the consolidation of investment management of multiple identical investment pools into one investment pool. The structure is also sufficiently flexible to permit offshore feeder funds' assets to be managed at the master fund level.

By making the investment restrictions non-fundamental, management will have the flexibility to ensure that the investment restrictions of a Fund will not limit the Fund's ability to operate in a master-feeder structure. Before any existing Fund would convert to a master-feeder structure, shareholders would be notified of such a change and the prospectus of the particular Fund would be amended to disclose the ability to operate in a master-feeder structure.

Proposal Five: To Approve a New Investment Management Agreement for the Fund

This Proposal applies to all Funds.

                                Proposal Overview

Shareholders of the Funds are being asked to approve a new Investment Management Agreement with Delaware Management Company (previously defined as "DMC"), the current investment manager for each Fund. The New Investment Management Agreements will reflect one or more of the following changes, all of which are explained in further detail below.

o Management fee increase or management fee decrease, together with the addition of fee "breakpoints," which reduce fee rates as Fund assets grow.

o Potential management fee decrease due to the addition of breakpoints which would result in lower fees as Fund assets grow.

o Elimination of a provision concerning shareholder approval of amendments.

To determine which proposed changes apply to your Fund, please check the table at the end of this Proposal.

Required Vote. Approval of this Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the fund, which means the vote: (i) more than 50% of the outstanding voting securities of the fund; or
(ii) 67% or more of the voting
securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

If shareholders approve the new Agreements, any modified management fees will take effect on [(Delaware to advise:) ____________], or at a later date if the Meeting is postponed or adjourned. If a new Agreement is not approved for a particular Fund, the current Agreement will continue in effect. The Board of Directors for each Fund has unanimously approved the proposed Agreements and recommends that you vote FOR the new Investment Management Agreement for your Fund.

                       Proposed Changes in Management Fees

Purpose of Management Fees. Each Fund has hired DMC to serve as its investment manager. Under the current Investment Management Agreements, the portfolio management team for each Fund regularly decides which securities or instruments to buy or sell for the Fund and the investment manager directly or indirectly arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. The investment manager is also responsible for each Fund's regulatory compliance and general administrative operations and provides regular reports to the Fund's Board of Directors. The management fees paid by a Fund are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Fund and to administer its affairs.

Reasons for Proposed Changes in Management Fees. At the request of the Boards, management recently undertook a complete review of the level and structure of the management fees for each Fund within the Delaware Investments family. The extensive review process was performed with the guidance of an outside consultant to help ensure the accuracy of the results and conclusions. The process involved the comparison of each Fund with its own universe of "competing" funds, which were identified based on investment objective, asset type and distribution channel. Once competing funds were identified, management compared fee rates at various asset sizes to evaluate both fee rates and breakpoint structures. Management's goal was to establish a consistent fee structure for the various Delaware Investments Funds that would be competitive with funds with a similar investment objective and size in the current marketplace.

Management believes that a competitive management fee structure is needed to ensure that Delaware Investments will continue to be able to deliver Funds with competitive expense ratios and provide the increased investment opportunities and service options that are now available to shareholders. Also, in recent years, management has noticed increased competition for talented investment and service professionals along with growing expenses in order to recruit and retain such personnel. By establishing fee levels at competitive market rates, management believes it can continue to attract talented professionals and support high-quality, long-term investment management and shareholder services to help maintain solid investment performance.

Description of Proposed Changes in Management Fees. As a result of its analysis, Fund management has identified a number of different management fee pricing levels to be established for the Funds in the Delaware Investments family, each reflecting the dynamics and complexity of managing the assets of particular categories of Funds based on asset type (such as equity or fixed-income), sub-divisions within asset type (such as "insured" or "non-insured" fixed-income securities) and geography (such as domestic or international). In addition, Fund management identified a standardized schedule of breakpoints for Funds at each of the management fee level categories, so that management fees will be reduced if a Fund's assets grow to certain levels, in order to allow the Funds to benefit from economies of scale. The meetings described in this Proxy Statement are part of a series of shareholder meetings to be held at which the standardized management fee pricing levels and schedules of breakpoints will be put into place for many of the Delaware Investments Funds.

The chart included in Exhibit F shows the current and proposed management fee rates for each Fund and the dollar amounts paid to the investment manager and its affiliates during the last fiscal year. If a management fee increase is proposed, the chart shows the dollar amount that the Fund would have paid to DMC if the proposed management fees had been in effect. The chart also shows whether DMC has waived any management fees and the effect that such waivers would have had on the amounts paid under the proposed Agreement. In addition, in order to demonstrate the effect that the proposed management fee changes are expected to have on the overall expenses of the Funds, Exhibit G contains a Fee Table for each Fund for which a management fee increase is proposed, showing the actual expense levels under the current management fees and the projected expense levels following implementation of the proposed management fees.

Board Consideration of Proposed Management Agreement Changes. In considering the proposed management fee changes, the Directors reviewed extensive materials concerning the methodology used by management to identify competitive peer groups for comparison and to develop proposed management fee pricing and breakpoint levels for the various categories of Funds. The Directors reviewed separate reports for each Fund containing detailed comparative management fee and expense information of each Fund and other funds in the relevant peer group, as well as expense ratio comparisons with relevant mutual fund indices. The Directors assessed how the management fee changes would position each Fund within its peer group. The Directors also reviewed and considered performance and ranking data for each Fund along with other comparative funds within the investment objective category, as well as a performance comparison to a relevant securities index for each Fund. In addition to the expense and performance information, the Directors reviewed the investment manager's historical profitability with respect to each Fund and the anticipated effects of any management fee changes.

The Directors also considered the reasons presented by management with respect to each proposed management fee change, including the anticipated impact of management fee increases or decreases on shareholders of the Funds. In support of fee increases for particular Funds, the Directors considered various factors including the enhanced service options and investment opportunities that are made available to shareholders, the growing expense associated with recruiting and retaining qualified investment and service professionals in an increasingly competitive industry and the importance of supporting quality, long-term service by investment managers to help achieve solid investment performance.

Following consideration of all of the information and factors discussed above, the Directors for each Fund, including all of the independent Directors, unanimously approved the proposed management fee changes.

           Other Proposed Changes to Investment Management Agreements

In addition to modifications to the management fee structure, certain other changes to the Investment Management Agreements are proposed, one or more of which may apply to a particular Fund. The proposed changes are designed to eliminate provisions that appear in certain older Funds' Agreements and to standardize the form of Agreement among all Funds within the Delaware Investments family. Please refer to the table below to determine whether the changes are proposed for your Fund's Agreement.

Shareholder Approval of Amendments to Investment Management Agreements. Under the 1940 Act, shareholder approval is normally required before any fund investment management agreement can be materially amended. The purpose of this requirement is to allow shareholders to make decisions concerning provisions of an investment management agreement that could affect their investment.

Funds are, however, permitted to amend such agreements without shareholder approval if the change involves a decrease in management fee rates or a potential decrease due to the introduction or restructuring of breakpoints. In such cases, the SEC staff believes that mutual funds should not be required to experience the delay and costs of seeking shareholder approval, since shareholders are generally assumed to be in favor of management fee decreases.

Each Fund's current Investment Management Agreements requires shareholder approval of any amendment to the Agreement, regardless of whether shareholder approval would be required under federal law. Management proposes to change the Agreements to permit amendments without shareholder approval in appropriate circumstances like those described above.

Miscellaneous Changes. In addition to the changes discussed above, there are certain miscellaneous changes designed to standardize the form of Agreement among all Delaware Investments Funds. First, the Agreements for the Funds will reflect non-material language and structural changes to conform the Agreements to the standard Delaware Investments model Agreement. Second, each new Agreement will contain a provision permitting the names "Delaware," "Delaware Investments" or "Delaware Group" to be used by other Funds, series or classes, whether already existing or to be created in the future, which are, or may be, sponsored or advised by DMC. The first Delaware Investments Fund to use the word "Delaware" in its name was the Delaware Balanced Fund (formerly Delaware Fund) series of Delaware Group Equity Funds I, Inc., which was originally established in 1938. DMC understands that the Delaware Balanced Fund may have a claim to the use of the name "Delaware." Without reaching any conclusion as to such claim, each Agreement will recognize the ability of multiple Funds to use the words described above in their names.

             Summary of Changes to Investment Management Agreements

The following table lists all of the Funds for which new Investment Management Agreements are proposed, as well as the types of changes that are proposed for each Agreement.

                                                                                                         Elimination of Shareholder
                  Company/Fund Name                            Management Fee Change                      Approval for Amendments
                  -----------------                            ---------------------                      -----------------------
Voyageur Funds, Inc.
   Delaware Voyageur US Government Securities Fund      0.05% increase/add breakpoints                              X

Voyageur Insured Funds, Inc.
   Delaware-Voyageur Tax-Free Arizona Insured Fund      Potential decrease due to addition of breakpoints           X

                                      -13-

                                                                                                         Elimination of Shareholder
                  Company/Fund Name                            Management Fee Change                      Approval for Amendments
                  -----------------                            ---------------------                      -----------------------
   Delaware-Voyageur Tax-Free Minnesota Insured Fund    Potential decrease due to addition of breakpoints           X


Voyageur Intermediate Tax Free Funds, Inc.
   Delaware-Voyageur  Minnesota Intermediate Fund       0.10% increase/add breakpoints                              X

Voyageur Mutual Funds, Inc.
   Delaware-Voyageur Tax-Free Arizona Fund              0.05% increase/add breakpoints                              X
   Delaware-Voyageur Tax-Free California Fund           0.05% increase/add breakpoints                              X

   Delaware-Voyageur Tax-Free Idaho Fund                0.05% increase/add breakpoints                              X
   Delaware-Voyageur Tax-Free Iowa Fund                 0.05% increase/add breakpoints                              X
   Delaware-Voyageur Minnesota High Yield Municipal     0.10% decrease/add breakpoints                              X
    Bond Fund
   National High-Yield Municipal Bond Fund              0.10% decrease/add breakpoints                              X
   Delaware-Voyageur Tax-Free New York Fund             0.05% increase/add breakpoints                              X
   Delaware-Voyageur Tax-Free Wisconsin Fund            0.05% increase/add breakpoints                              X

Voyageur Mutual Funds II, Inc.
   Delaware-Voyageur Tax-Free Colorado Fund             0.05% increase/add breakpoints                              X

Voyageur Mutual Funds III, Inc.
   Aggressive Growth Fund                               0.25% decrease/add breakpoints                              X
   Growth Stock Fund                                    0.35% decrease/add breakpoints                              X
   Tax-Efficient Equity Fund                            Potential decrease due to change in breakpoints             X


Voyageur Tax Free Funds, Inc.

   Delaware-Voyageur Tax-Free Minnesota Fund            0.05% increase/add breakpoints                              X
   Delaware-Voyageur Tax-Free North Dakota Fund         0.05% increase/add breakpoints                              X

                    Information About the Investment Manager

DMC serves as investment manager for each of the Funds. DMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

On November 1, 1998, DMC was managing approximately $15.8 billion in assets in various open-end and closed-end mutual fund accounts. Other affiliates of DMC were managing additional institutional and separate account assets in the amount of $17.3 billion on that date.

DMC is an indirect, wholly owned subsidiary of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters in Fort Wayne, Indiana, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

DMC also provides investment management or sub-advisory services to other Funds within the Delaware Investments family which have investment objectives that are similar to those of the Funds to which this Proxy Statement applies. For the names of such other funds, together with the current (and proposed, in some cases) management or sub-advisory fee rates for such funds, see Exhibit H.

DMC is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (which are positions with DMC) are as follows: Wayne A. Stork, Chairman, President, Chief Executive Officer and Chief Investment Officer; Richard G. Unruh, Jr., Executive Vice President; David
K. Downes, Executive Vice President, Chief Operating Officer and Chief Financial Officer; and George M. Chamberlain, Jr., Senior Vice President and Secretary; and John B. Fields, Vice President/Senior Portfolio Manager.

                    Other Information Relevant to Approval of
                        Investment Management Agreements

The form of proposed Investment Management Agreement for the Funds is attached as Exhibit I. Each Current and Proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of

Directors, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Fund, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by DMC or DIAL, as relevant, at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed Agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Funds. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager in connection with their investment decision-making process with respect to one or more Funds or accounts that they manage, and need not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, services provided constitute in some part brokerage and research services used in connection with the investment decision-making process and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, the investment manager will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Fund, the investment manager or sub-adviser shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

                         Other Agreements with the Funds

Each Company is currently party to a Distribution Agreement relating to the Funds with Delaware Distributors, L.P. (the "Distributor"), an affiliate of DMC. The Distributor's principal address is 1818 Market Street, Philadelphia, PA 19103. Pursuant to the Distribution Agreement, the Distributor provides underwriting, distribution and marketing services to the Funds. The Agreement includes references to distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act. The Companies are also parties to a Shareholders Services Agreement and a Fund Accounting Agreement with Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, pursuant to which DSC provides fund accounting, shareholder servicing, dividend disbursing and transfer agency services. Exhibit F to this Proxy Statement lists the amount of any payments made to the Distributor pursuant to Rule 12b-1 Plans and to DSC pursuant to service agreements, for each Fund's most recently completed fiscal year.

Proposal Six:  To Approve a New Sub-Advisory Agreement for the Fund

This Proposal only applies to the following Funds:

Voyageur Funds, Inc.                                               Voyageur Mutual Funds III, Inc.
  Delaware-Voyageur US Government Securities Fund                    Growth Stock Fund

Shareholders of the two Funds listed above are being asked to approve a new Sub-Advisory Agreement with their Fund's existing sub-adviser. Exhibit F to this Proxy Statement lists the current sub-adviser for each Fund, along with the sub-advisory fee rates and other information about the current sub-advisory agreements. New Agreements are required at this time because the existing Agreements will terminate if new Investment Management Agreements are approved as described in Proposal Five.

The proposed Sub-Advisory Agreements do not contain any changes in sub-advisory fee rates and are largely identical to the current Sub-Advisory Agreements. There are a number of minor changes in language in the form of the Agreement, which are designed to result in a single, standardized Agreement among all Delaware Investments Funds that utilize sub-advisers.

One new provision requires the sub-adviser for the two Funds listed above to share in any fee waiver or expense limitation arrangement entered into by the investment manager for those Funds. This provision does not affect the amounts to be paid by the Fund, but the sub-adviser may receive less, depending on management fee waivers or expense limitations.

Required Vote. Approval of this Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The proposed Sub-Advisory Agreement for these Funds will not take effect until shareholders approve a new Investment Management Agreement for each Fund. [(Delaware to confirm:)] If a proposed Sub-Advisory Agreement is not approved for a Fund, the investment manager will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board of Directors and by shareholders.

The Board of Directors for each Fund has unanimously approved the proposed Sub-Advisory Agreements and recommends that you vote FOR the new Sub-Advisory Agreement for your Fund.

                        Information About the Sub-Adviser

Voyageur Asset Management LLC ("VAM") is the sub-adviser for the Delaware-Voyageur US Government Securities Fund of Voyageur Funds, Inc. and the Growth Stock Fund of Voyageur Mutual Funds III, Inc. VAM is registered as an investment adviser under the Advisers Act and has been providing advisory services to the US Government Securities Fund since [_______________] and to the Growth Stock Fund since [____________________]. VAM is located at 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402.

On [November 30, 1998], VAM was managing approximately [$___________] in assets for _________________[SRSY is in the process of compiling more complete information from VAM].

VAM is a [provide Parent info]. [Name and principal occupation of the principal executive officer and each director of the firm to be described here; along with information about any firm officers or directors who serve as officers or directors of the Fund - SRSY is in the process of compiling this information from VAM.]

                    Other Information Relevant to Approval of
                             Sub-Advisory Agreements

The form of proposed Sub-Advisory Agreement for the Funds is attached as Exhibit
J. Each Current and Proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of Directors, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Fund, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by the sub-adviser at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed sub-advisory agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager, sub-adviser or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Funds. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager or sub-adviser in connection with their investment decision-making process with respect to one or more Funds or accounts that they manage, and need not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, services provided constitute in some part brokerage and research services used in connection with the investment decision-making process and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, the sub-adviser will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Fund, the sub-adviser shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

Proposal Seven: To Ratify the Selection of Ernst & Young LLP as Independent Auditors for the Company

This Proposal applies to all Companies.

The Boards of Directors have selected Ernst & Young LLP as independent auditors of each Company for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Each Companies' Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Companies' audits.

Required Vote. A simple majority (more than 50%) of the outstanding voting securities of each Company, regardless of individual Funds within a Company, is required to ratify the selection of Ernst & Young LLP as independent auditor for each such Company.

The Board of Directors of each Company unanimously recommends that you ratify the selection of Ernst & Young LLP as independent auditors for such Company for the current fiscal year.

Proposal Eight: To Approve the Reorganization of the Company from a Minnesota Corporation into a Delaware Business Trust and the Dissolution of the Minnesota Corporation


This Proposal applies to all Companies.

The Board of Directors of each Company (the "Current Boards") has approved separate Agreements and Plans of Reorganization (a "Plan" or the "Plans") substantially in the form attached to this Proxy Statement as Exhibit K. Each Plan provides for a reorganization (a "Reorganization") pursuant to which each Company will change its state and form of organization from a Minnesota corporation into a Delaware business trust. Each Company may be referred to in this Proposal as a "Current Fund" or the "Current Funds" and each Series of a Company is referred to in this Proposal as the "Current Series."

For each Current Fund, the Reorganization involves the continuation of the Current Fund in the form of a newly created Delaware business trust. The newly created Delaware business trusts are referred to in this Proposal as the "New Funds." Separate classes and series of shares of each Delaware business trust that correspond to the classes and series of each Current Fund will carry on the business of the Current Fund. The series of shares of the New Funds that correspond to the Current Series are referred to in this Proposal as the "New Series." Each New Fund and New Series will have substantially the same name as its corresponding Current Fund and Current Series.

Under the Reorganization, the investment objectives of each New Series will be the same as those of its corresponding Current Series; the portfolio securities of each Current Series will be transferred to its corresponding New Series; and shareholders will own interests in each New Fund that are equivalent to their interests in the Current Fund on the closing date of the Reorganization. The directors, and the officers and employees of each Current Fund on the effective date of the Reorganization will become the trustees, officers and employees, respectively, of the corresponding New Fund and will operate the New Fund in the same manner as they previously operated the Current Fund. The investment manager responsible for the investment management of each New Series will be the same as the investment manager to the Current Series. For those Current Series with sub-advisory arrangements, the sub-adviser for each New Series will be the same as the sub-adviser to the Current Series. In essence, a shareholder's investment in a Current Fund will not change for all practical purposes. The investment manager of each Current Series is referred to as the "Current Adviser" and, for those Current Series with sub-advisory arrangements, the sub-adviser to each Current Series is referred to as the "Current Sub-Adviser."

Background and Reasons for the Reorganizations. The Current Boards unanimously recommend conversion of the Current Funds into Delaware business trusts because they have determined that the Delaware business trust form of organization is an inherently flexible form of organization and provides certain administrative advantages to the Companies. Delaware trust law contains provisions specifically designed for mutual funds. Those provisions take into account the unique structure and operation of mutual funds, and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently. For example, mutual funds organized as Delaware business trusts are not required to hold annual shareholders' meetings and may create new series or classes of shares without obtaining the approval of shareholders at a meeting.

Under Delaware business trust law, the New Funds will have the flexibility to respond to future business contingencies. For example, a New Fund will have the power to consolidate with another entity, to cause each New Series to become a separate trust and to change the New Fund's domicile all without a shareholder vote, unless such vote is required under the1940 Act or other applicable law. This flexibility could help to assure that the New Fund operates under the most advanced form of organization and could help reduce the expense and frequency of future shareholders' meetings for non-investment related issues.

The Reorganizations also will increase uniformity among the mutual funds within the Delaware Investments family. Increased uniformity among the mutual funds, many of which share common directors, trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with varying state corporate or trust laws and also reduce administrative burdens.

Another advantage that is afforded to a mutual fund organized as a Delaware business trust is that there is a well established body of corporate precedent that may be relevant in deciding issues pertaining to the trust.

For these reasons, the Current Boards believe it is in the interests of the shareholders of the Current Funds to reorganize the Current Funds into Delaware business trusts. At present, it appears that the most advantageous time to consummate the Reorganizations is on or before ________________, 1999. This date, however, may be modified by the Current Fund and the New Fund. The Current Boards reserve the right to abandon the Reorganizations if they determine that such action is in the best interests of the Current Funds.

The following discussion applies to the Reorganization of each Current Fund, except where otherwise specifically noted.

Consequences and Procedures of the Reorganization. Upon consummation of the Reorganization, the New Fund will continue the Current Fund's business with the same investment objectives, policies and restrictions that are in effect for the Current Series at the time of the consummation of the Reorganization (see the discussion under "Investment Policies and Restrictions" below). The net asset value of the shares of each class of each Current Series will not be affected by the Reorganization. The New Fund has been organized specifically for the purpose of effecting the Reorganization. Immediately prior to the effective date of the Reorganization (as defined in the Plan), each New Fund will have outstanding only one share of each class of beneficial interest of each New Series corresponding to the shares of each class of each Current Series. The Current Fund will be the sole holder of the shares of beneficial interest. The Plan contemplates that the directors serving at the time of the Reorganization will serve as the trustees of the New Fund, with comparable responsibilities. The officers of the Current Fund will become officers of the New Fund with comparable responsibilities. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to the Current Fund, the New Fund or the holders of shares of the Current Fund. (See "Certain Tax Consequences of the Plan.")

To accomplish the Reorganization, the Plan provides that the Current Fund will transfer all of the assets of the Current Series, subject to its related liabilities, to the corresponding New Fund and to each of its corresponding New Series. The New Fund will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the class of the New Series that such shareholder previously held in the same class of the corresponding Current Series on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Current Series that he or she owned. On the date of the Reorganization, the net asset value per share of each class of shares of each Current Series will be the same as the net asset value per share of the corresponding class of shares of the New Series. The New Fund will assume all liabilities and obligations of its corresponding Current Fund. As soon as practicable after the effective date of the Reorganization, the Current Fund will be dissolved and its existence terminated.

On the effective date of the Reorganization, each certificate representing shares of a class of a Current Series will represent an identical number of shares of the same class of the corresponding New Series. Shareholders will have the right to exchange their certificates of the Current Fund for certificates of the New Fund. A shareholder, however, is not required to make this exchange of certificates.

The Plan provides that the effective date of the Reorganization will be (i) the next business day after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Current Fund at which the Plan will be considered, or (ii) such later date as the Current Fund and the New Fund may mutually agree. It is expected that this will be on ________________, 1999, or such earlier time as the Current Board deems advisable and in the best interests of the Current Fund and its shareholders. The Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Current Board. If the Reorganization is not so approved or if the Current Board determines to terminate or abandon the Reorganization, the Current Fund will continue to operate as a Minnesota corporation.

Capitalization and Structure. Each New Fund was established pursuant to a substantially identical Agreement and Declaration of Trust ("Trust Document") under the laws of the State of Delaware. Each New Fund is organized as a series company. The Trust Document permits the Trustees to issue an unlimited number of shares of beneficial interest, with no par value. The Board of Trustees of the New Fund has the power to divide such shares into an unlimited number of series or classes of beneficial interest without shareholder approval. Each of the other New Funds has designated the same number of series and classes as its corresponding Current Fund. Each share of a New Series represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees.

Shares of the respective classes of the New Series have substantially the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the shares of the corresponding Current Series. Please see Exhibit L, "Comparison And Significant Differences For Delaware Business Trusts And Minnesota Corporations." Shares of the respective classes of the Current Series and the corresponding New Series are fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

Prior to the Reorganization, the New Fund will have nominal assets and no liabilities. The sole shareholder of the New Fund will be the corresponding Current Fund. Each New Series will have the same investment objectives and policies as its corresponding Current Series at the time of the Reorganization. (See the discussion under "Investment Policies and Restrictions" below.) The Current Adviser will provide investment management services to the New Series as it does to the Current Series. For the Current Series that have sub-advisory arrangements, the Current Sub-Adviser will provide sub-advisory services to the corresponding New Series as it does to the Current Series. The New Fund will have the same fiscal year as the Current Fund.

Subsequent to the closing of the Reorganization, shares of the respective classes of the Current Series will be exchanged for an identical number of shares of the same class of the corresponding New Series. Thereafter, shares of each class of the New Series will be available for issuance at their net asset value applicable at the time of sale. The New Fund will adopt the Current Fund's existing registration statement under the Securities Act of 1933 and the 1940 Act.

Effects of Shareholder Approval of the Reorganization. An investment company registered under the 1940 Act is required to: (1) submit the selection of the company's independent auditors to all shareholders for their ratification; (2) call a special meeting to elect directors (trustees) within 60 days if, at any time, less than one half of the directors (trustees) holding office have been elected by all shareholders; and (3) submit any proposed investment management agreement and sub-advisory agreement relating to a particular series of the investment company to the shareholders of that series for approval.

The Current Board believes that it is in the best interest of the shareholders of the Current Fund (who will become the shareholders of the corresponding New Fund if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting to obtain the shareholder approvals described above shortly after the closing of the Reorganization. The Current Board also believes that it is not in the best interest of the shareholders to carry out the Reorganization if the surviving New Fund would not have a Board of Trustees, independent auditors, and investment management agreements or sub-advisory agreements complying with the 1940 Act.

The Current Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of the Current Fund to constitute the approval of the Plan contained in Exhibit K, and also to constitute, for the purposes of the 1940 Act: (1) ratification of the independent auditors for each Current Fund at the time of the Reorganization as the New Fund's independent auditors (please see Proposal Seven); (2) election of the Directors of the Current Fund who are in office at the time of the Reorganization as the trustees of the New Fund after the closing of the Reorganization (please see Proposal
One); (3) approval by the shareholders of each Current Series of the investment management agreement between the New Fund on behalf of the New Series and the Current Adviser, which will be substantially identical to the agreement that is in place between the Current Fund and the Current Adviser for the corresponding Current Series on the effective date of the Reorganization (please see Proposal
Five); and (4) for those Current Series subject to a sub-advisory agreement, approval by the shareholders of the Current Series of the sub-advisory agreement between the Current Adviser and the Current Sub-Adviser, which will be substantially identical to the agreement that is in place between the Current Adviser and the Current Sub-Adviser on the effective date of the Reorganization (please see Proposal Six).

The New Fund will issue a single share of each class of each New Series to the Current Fund, and, assuming approval of the Reorganization by shareholders of the Current Fund, the officers of the Current Fund, prior to the Reorganization, will cause the Current Fund, as the sole shareholder of the New Fund, to vote such shares "FOR" the matters specified in the above paragraph. The Current Fund will then consider the requirements of the 1940 Act referred to above to have been satisfied.

The mailing address and telephone number of the principal executive offices of both the Current Fund and the New Fund are 1818 Market Street, Philadelphia, PA 19103, and 1-800-523-1918, respectively.

Investment Policies and Restrictions. If the investment policies and restrictions for the Current Series as proposed and set forth in Proposals Two, Three and Four are approved by the shareholders, the investment policies and restrictions of the corresponding New Series will be the policies and restrictions of the Current Series as amended by the provisions set forth in such Proposals. For each Current Series for which the investment policies and restrictions set forth in Proposals Two, Three and Four are not approved, the investment policies and restrictions of the corresponding New Series after the Reorganization will be the investment policies and restrictions of that Current Series immediately prior to the Reorganization.

Investment Management Agreements. If the proposed new investment management agreement relating to the Current Series, and as proposed and described in Proposal Five (a "New Agreement"), is approved by the shareholders of the Current Series, the terms of the investment management agreement for the corresponding New Series will be substantially identical to the New Agreement for the Current Series. For each Current Series for which the New Agreement described in Proposal Five is not approved, if any, the investment management agreement for the corresponding New Series will be substantially identical to the existing investment management agreement currently in place for that Current Series.

Sub-Advisory Agreements. For the Current Series with sub-advisory arrangements, if the proposed new sub-advisory agreement relating to the Current Series, as proposed and described in Proposal Six (a "New Sub-Advisory Agreement"), is approved by the shareholders of the Current Series, the terms of the sub-advisory agreement for the corresponding New Series will be substantially identical to the New Sub-Advisory Agreement for the Current Series. For each Current Series for which the New Sub-Advisory Agreement described in Proposal Six is not approved, if any, the sub-advisory agreement for the corresponding New Series will be substantially identical to the existing sub-advisory agreement currently in place for that Current Series.

Certain Tax Consequences of the Plan. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Current Fund and the New Fund, that, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Current Fund for the shares of the corresponding New Fund, the transfer of such shares to the holders of shares of the Current Fund, and the liquidation and dissolution of the Current Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Current Fund, the New Fund, or shareholders of the Current Fund or the New Fund. A shareholder's adjusted basis for tax purposes in the shares of the New Fund after the exchange and transfer will be the same as his adjusted basis for tax purposes in the shares of the corresponding Current Fund immediately before the exchange.

As a business trust, the New Fund (or, in certain circumstances, its shareholders who are Pennsylvania residents) would be subject to the Pennsylvania county personal property tax. However, at present, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax. However, if the personal property tax were reinstituted, or any similar state or local tax were imposed, the New Fund's options would be reevaluated at that time.

Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

Distribution Plans and Shareholder Servicing Arrangements. The New Fund will enter into agreements with DSC for transfer agency, dividend disbursing and shareholder servicing and fund accounting services that are substantially identical to the agreements currently in effect for each corresponding Current Fund for such services. Delaware Distributors, L.P. ("DDLP") will serve as the national distributor for the shares of the New Series under a separate distribution agreement between DDLP and the New Fund that is substantially identical to the distribution agreement currently in effect for the Current Series.

The Current Fund has adopted distribution plans under Rule 12b-1 of the 1940 Act (each a "Distribution Plan") relating to certain classes of shares of the Current Series. For each class of shares of the Current Series that is subject to a Distribution Plan, the corresponding New Fund also has adopted a distribution plan that is substantially identical to the Distribution Plan currently in place for the same class of shares of the corresponding Current Series.

Requests for Redemption of the Current Fund. Any request to redeem shares of the Current Fund that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Current Fund. Any request to redeem shares of the Current Fund received or processed after the Reorganization will be treated as a request for the redemption of shares of the corresponding New Fund.

Expenses of the Reorganization. Because the Reorganization will benefit solely the Current Fund and its shareholders, the Current Board has authorized that the expenses incurred by the Current Fund in the Reorganization or arising out of the Reorganization shall be paid by the Current Fund, whether or not the Reorganization is approved by the shareholders.

Comparison of Legal Structures. A comparison of the Delaware Business Trust Act with the Minnesota Business Corporation Act, including a comparison of relevant provisions of the governing documents of the Current Funds and the New Funds, is included in Exhibit L, which is entitled "Comparison And Significant Differences For Delaware Business Trusts And Minnesota Corporations."

Required Vote. The Plans and the transactions contemplated thereby, including the liquidation and dissolution of the Current Funds, requires the approval of the shareholders as set forth below: [To be inserted.]

The Current Board unanimously recommends that you vote FOR the Reorganization.

                                    EXHIBIT A

             OUTSTANDING SHARES AS OF RECORD DATE (January 18, 1999)


                                                                         Shares Outstanding        Shares Owned by Fund Directors
                                                                                on                and Executive Officers as a Group
                             Company/Fund                                   Record Date*               as of October 31, 1998
                             ------------                                   ------------               ----------------------
Voyageur Funds, Inc.
    Delaware-Voyageur US Government Securities Fund

Voyageur Insured Funds, Inc
    Delaware-Voyageur Tax-Free Arizona Insured Fund
    Delaware-Voyageur Minnesota Insured Fund

Voyageur Intermediate Tax Free Funds, Inc.
    Delaware-Voyageur Tax-Free Minnesota Intermediate Fund

Voyageur Mutual Funds, Inc.
    Delaware-Voyageur Tax-Free Arizona Fund
    Delaware-Voyageur Tax-Free California Fund
    Delaware-Voyageur Tax-Free Idaho Fund
    Delaware-Voyageur Tax-Free Iowa Fund
    Delaware-Voyageur Minnesota High Yield Municipal Bond Fund
    National High-Yield Municipal Bond Fund
    Delaware-Voyageur Tax-Free New York Fund
    Delaware-Voyageur Tax-Free Wisconsin Fund

Voyageur Mutual Funds II, Inc.
    Delaware-Voyageur Tax-Free Colorado Fund

Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund
    Growth Stock Fund
    Tax-Efficient Equity Fund

Voyageur Tax Free Funds, Inc.
    Delaware-Voyageur Tax-Free Minnesota Fund
    Delaware-Voyageur Tax-Free North Dakota Fund


* The Shares outstanding on the record date included all shares purchased in transactions that have settled by the record date.

                                    EXHIBIT B

         SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998

                                                                                            Number of     Percent of      Percent of
                        Company/Fund                             Name and Address            Shares          Fund           Company
                        ------------                             ----------------            ------          ----           -------

Voyageur Funds, Inc.
    Delaware-Voyageur US Government Securities Fund

Voyageur Insured Funds, Inc
    Delaware-Voyageur Tax-Free Arizona Insured Fund
    Delaware-Voyageur Tax-Free Colorado Insured Fund
    Delaware-Voyageur Minnesota Insured Fund

Voyageur Intermediate Tax Free Funds, Inc.
    Delaware-Voyageur Tax-Free Minnesota Intermediate Fund

Voyageur Mutual Funds, Inc.
    Delaware-Voyageur Tax-Free Arizona Fund
    Delaware-Voyageur Tax-Free California Fund
    Delaware-Voyageur Tax-Free Idaho Fund
    Delaware-Voyageur Tax-Free Iowa Fund
    Delaware-Voyageur Minnesota High Yield Municipal Bond
    Fund
    National High-Yield Municipal Bond Fund
    Delaware-Voyageur Tax-Free New York Fund
    Delaware-Voyageur Tax-Free Wisconsin Fund

Voyageur Mutual Funds II, Inc.
    Delaware-Voyageur Tax-Free Colorado Fund

Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund
    Growth Stock Fund
    Tax-Efficient Equity Fund

Voyageur Tax Free Funds, Inc.
    Delaware-Voyageur Tax-Free Minnesota Fund
    Delaware-Voyageur Tax-Free North Dakota Fund


                                    EXHIBIT C

                       EXECUTIVE OFFICERS OF THE COMPANIES

David K. Downes (58) Executive Vice President, Chief Operating Officer, Chief Financial Officer of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; Chairman and Director of Delaware Management Trust Company; Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc. During the past five years, Mr. Downes has served in various executive capacities at different times in the Delaware Investments organization.

Richard G. Unruh (59) Executive Vice President of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.; President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware Investments organization.

Paul E. Suckow (51) Executive Vice President/Chief Investment Officer, Fixed Income of each of the 34 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.; Executive Vice President and Director of Founders Holdings, Inc.; Executive Vice President of Delaware Capital Management, Inc.; Director of Founders CBO Corporation; Director of HYPPCO Finance Company Ltd. During the past five years, Mr. Suckow has served in various executive capacities at different times within the Delaware Investments organization.

Michael P. Bishof (36) Senior Vice President/Treasurer of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.; Senior Vice President and Assistant Treasurer of Founders CBO Corporation. Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY, from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY, from 1993 to 1994, and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY, from 1987 to 1993.

George M. Chamberlain, Jr. (51) Senior Vice President, Secretary and General Counsel of each of the 34 investment companies in the Delaware Investments family; Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.; Senior Vice President, Secretary and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Retirement Financial Services Inc., Delaware Capital Management, Inc., Delvoy, Inc. and Delaware Management Business Trust; Executive Vice President, Secretary and Director of Delaware Management Trust Company.

Joseph H. Hastings (48) Senior Vice President/Corporate Controller of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.; Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.; Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company; Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware Investments organization.

Patrick P. Coyne (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware Investments organization.

Mitchell L. Conery (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996, and a research analyst with CS First Boston from 1992 to 1995.

Elizabeth H. Howell (36) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Ms. Howell was a senior portfolio manager with Voyageur Fund Managers, Inc.

Andrew M. McCullagh (50) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. McCullagh was a senior portfolio manager with Voyageur Fund Managers, Inc.

Gary A. Reed (43) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and Delaware Capital Management, Inc.; and an officer of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Reed has served in various capacities at different times within the Delaware Investments organization.

Babak Zenouzi (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the equity funds in the Delaware Investments family. During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware Investments organization.

George H. Burwell (36) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 8 investment companies in Delaware Investments and of Delaware Management Company. Before joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank, New Jersey. In addition, he was a security analyst for Balis & Zorn, New York and for First Fidelity Bank, New Jersey.

Gerald S. Frey (52) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 8 investment companies in the Delaware Group and of Delaware Management Company, Inc. Before joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

                                    EXHIBIT D

                 SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
                DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998

                                                                                                    Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------

JEFFREY J. NICK
     Delaware Group Equity Funds II, Inc.
     Decatur Total Return Fund...................................          1,270.806          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc............................         31,403.410          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
      Tax-Free New Jersey Fund...................................         19,012.257          -  /  -



WALTER P. BABICH
     Delaware Group Cash Reserve, Inc............................          7,869.800          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
      Decatur Total Return Fund..................................          9,651.044          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
      Small Cap Value Fund.......................................          4,314.040          Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
      Aggressive Growth Fund.....................................          6,938.292          Less than 1%/Less than 1%

ANTHONY D. KNERR
     None


                                                                                                    Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------
ANN R. LEVEN
     Delaware Group Equity Funds I, Inc.
         Delaware Fund...........................................            750.665          Less than 1%/Less than 1%
     Delaware Group Equity Funds I, Inc.
         Devon Fund..............................................            254.789          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Income Fund.....................................          2,025.428          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund...............................          2,036.432          Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
        Trend Fund...............................................          2,527.037          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund....................................            994.566          Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund...............................          1,174.926          Less than 1%/Less than 1%

W. THACHER LONGSTRETH
     Delaware Group Equity Funds I, Inc.
         Delaware Fund ..........................................         40,815.95          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Income Fund.....................................         67,652.453          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund...............................          4,161.893          Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
         Trend Fund..............................................          5,296.988          Less than 1%/Less than 1%
     Delaware Group Equity Funds IV, Inc.
         DelCap Fund.............................................          1,942.898          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund....................................            934.814          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
         Delchester Fund.........................................         60,197.084          Less than 1%/Less than 1%
     Delaware Group Government Fund, Inc.
         U.S. Government Fund....................................             96.057          Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         U.S. Government Money Fund..............................             90.100          Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund............................         25,648.646          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc............................         40,105.860          Less than 1%/Less than 1%
     Delaware Group Tax-Free Fund, Inc.
         Tax-Free USA Fund.......................................         40,050.721          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
         Tax-Free Pennsylvania Fund..............................            221.163          Less than 1%/Less than 1%
     Delaware Group Tax-Free Money Fund, Inc.....................            470.830          Less than 1%/Less than 1%
     Delaware Group Dividend and Income Fund, Inc................          1,000.000          Less than 1%/Less than 1%
     Delaware Group Global Dividend and Income Fund, Inc.........          1,274.000          Less than 1%/Less than 1%


WAYNE A. STORK
     Delaware Group Equity Funds I, Inc.
      Devon Fund ................................................         65,720.574          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
      Decatur Income Fund........................................          1,118.749          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
      Small Cap Value Fund.......................................          2,862.459          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
      Delchester Fund............................................        601,720.448          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
      High-Yield Opportunities Fund..............................      1,066,253.089             40.28%/Less than 1%
     Delaware Group Government Fund, Inc.
      Government Income Series...................................          5,322.055          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc. ..........................      4,783,208.930          Less than 1%/Less than 1%
     Delaware Group Tax-Free Money Fund, Inc.....................          1,075.010          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
      Tax-Free Pennsylvania Fund.................................      1,231,454.464                 1.11%/1.10%
     Delaware Group Global & International Funds, Inc.
      International Equity Series................................         11,838.599          Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
      Aggressive Growth Fund.....................................          1,225.190          Less than 1%/Less than 1%



                                                                                                    Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------
THOMAS F. MADISON
     Delaware Group Equity Funds I, Inc.
         Devon Fund...............................................           246.327         Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund................................           159.373         Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
         Aggressive Growth Fund...................................           132.162         Less than 1%/Less than 1%

CHARLES E. PECK
     Delaware Group Equity Funds I, Inc.
         Delaware Fund............................................        16,151.178         Less than 1%/Less than 1%
     Delaware Group Equity Funds I, Inc.
         Devon Fund...............................................        12,876.107         Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund................................         9,633.481         Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
         Trend Fund...............................................        21,771.736         Less than 1%/Less than 1%
     Delaware Group Equity Funds IV, Inc.
         DelCap Fund..............................................         7,583.990         Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund.....................................         7,248.518         Less than 1%/Less than 1%
     Delaware Group Adviser Funds, Inc.
         U.S. Growth Fund.........................................        14,417.178         Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
         Delchester Fund..........................................        67,477.705        Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund.............................        16,939/372         Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund................................         8,691.150         Less than 1%/Less than 1%


                                    EXHIBIT E

              LISTS OF CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                Table of Contents

Voyageur Funds, Inc.
  Delaware-Voyageur U.S. Government Securities Fund...........................E2
Voyageur Insured Funds, Inc.
  Delaware-Voyageur Tax-Free Arizona Insured Fund.............................E4
  Delaware-Voyageur Minnesota Insured Fund....................................E4
Voyageur Intermediate Tax Free Funds, Inc.
  Delaware-Voyageur Tax-Free Minnesota Intermediate Fund......................E4
Voyageur Mutual Funds, Inc.
  Delaware-Voyageur Tax-Free Arizona Fund.....................................E6
  Delaware-Voyageur Tax-Free California Fund..................................E6
  Delaware-Voyageur Tax-Free Idaho Fund.......................................E6
  Delaware-Voyageur Tax-Free Iowa Fund........................................E8
  Delaware-Voyageur Minnesota High Yield Municipal Bond Fund.................E10
  National High-Yield Municipal Bond Fund....................................E12
  Delaware-Voyageur Tax-Free New York Fund....................................E6
  Delaware-Voyageur Tax-Free Wisconsin Fund...................................E8
Voyageur Mutual Funds II, Inc.
  Delaware-Voyageur Tax-Free Colorado Fund...................................E14
Voyageur Mutual Funds III, Inc.
  Aggressive Growth Fund.....................................................E16
  Growth Stock Fund..........................................................E18
  Tax-Efficient Equity Fund..................................................E20
Voyageur Tax Free Funds, Inc.
  Delaware-Voyageur Tax-Free Minnesota Fund...................................E4
  Delaware-Voyageur Tax-Free North Dakota Fund................................E4

                 Delaware-Voyageur US Government Securities Fund

Category                              Current Fundamental Investment Restriction
--------                              ------------------------------------------

Diversification                       None.

Concentration                         The Fund shall not invest more than 25% of
                                      its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued by banks and obligations issued or guaranteed by the U.S.
                                      government, its agencies or
                                      instrumentalities.

Borrowing*                            The Fund shall not borrow money, except
                                      from banks for temporary or emergency
                                      purposes in an amount not exceeding 5% of the value of the Fund's total assets. The
                                      Fund will not borrow for leverage
                                      purposes, and securities will not be
                                      purchased while borrowings are
                                      outstanding. Interest paid on any money
                                      borrowed will reduce the Fund's net
                                      income. The Fund shall not pledge,
                                      hypothecate, mortgage or otherwise
                                      encumber its assets in excess of 5% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted under "Borrowing".

Issuing Senior Securities*            None.

Short Sales/Margin*                   The Fund shall not purchase securities on
                                      margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                                      The Fund shall not make short sales of
                                      securities or maintain a short position
                                      for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

Underwriting                          The Fund shall not underwrite securities
                                      issued by other persons except to the
                                      extent that, in connection with the
                                      disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Real Estate                           The Fund shall not purchase or sell
                                      real estate, although it may purchase
                                      securities which are secured by or
                                      represent interests in real estate.

Commodities                           The Fund shall not purchase or sell
                                      commodities or commodity contracts.

Lending The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies and through repurchase agreements.

Illiquid Securities                   The Fund shall not purchase securities
                                      restricted as to resale. The Fund shall
                                      not invest in (a) securities which in the opinion of the Fund's investment adviser at the time of such investment are not readily marketable, and (b) securities the disposition of which is restricted under federal securities laws as described in the preceding paragraph.

Investment Companies                  The Fund shall not invest in securities of
                                      other investment companies, except as part of a merger, consolidation or acquisition of assets.

Control or Management                 None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                              Current Fundamental Investment Restriction
--------                              ------------------------------------------

Options The Fund shall not purchase options or puts, calls, straddles, spreads or combinations thereof; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

Futures                               None.

Unseasoned Issuers                    None.

Warrants                              See "Options."

Holdings by Affiliates                The Fund shall not invest in securities of
                                      any issuer if, to the knowledge of the
                                      Fund, officers and directors of the Fund or officers and directors of the Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

Oil or Gas                            The Fund shall not buy or sell oil, gas or
                                      other mineral leases, rights or royalty
                                      contracts.

Miscellaneous                         None.

                 Delaware-Voyageur Tax-Free Arizona Insured Fund
                    Delaware-Voyageur Tax-Free Minnesota Fund
                    Delaware-Voyageur Minnesota Insured Fund
             Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
                  Delaware-Voyageur Tax-Free North Dakota Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not invest 25% or more of its
                              assets in the securities of issuers in any single industry, except that the Fund may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt
                              Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.
                              (Note: For purposes of this investment
                              restriction, the Fund's investment adviser (the
                              "Manager") interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)

Borrowing*                    The Fund shall not borrow money, except from banks
                              for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.

                              The Fund shall not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by the restriction described in the preceding paragraph).

Issuing Senior Securities*    None.

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                              The Fund shall not make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

Underwriting                  The Fund shall not underwrite securities issued by
                              other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Real Estate                   The Fund shall not purchase or sell real estate,
                              although it may purchase securities which are secured by or represent interests in real estate.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts (including futures contracts).

Lending The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

Illiquid Securities           The Fund shall not invest more than 15% of its net
                              assets in illiquid investments.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          None.

Control or Management         None.

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        The Fund shall not invest in securities of any
                              issuer if, to the knowledge of the Fund, officers and directors or trustees [as applicable] of the Fund or officers and directors of the Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5% of such securities.

Oil or Gas                    None.

Miscellaneous                 None.

                     Delaware-Voyageur Tax-Free Arizona Fund
                   Delaware-Voyageur Tax-Free California Fund
                      Delaware-Voyageur Tax-Free Idaho Fund
                    Delaware-Voyageur Tax-Free New York Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not invest 25% or more of its
                              assets in the securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care, utility, transportation, education and/or industrial obligations); provided that there shall be no limitation on the purchase of Tax Exempt
                              Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.
                              (Note: For purposes of this investment
                              restriction, the Manager interprets "Tax Exempt
                              Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)

Borrowing*                    The Fund shall not borrow money (provided that the
                              Fund may enter into reverse repurchase
                              agreements), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

Issuing Senior Securities*    The Fund shall not issue any senior securities (as
                              defined in the Investment Company Act of 1940), except as set forth in the investment restriction pertaining to "Borrowing, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

Short Sales/Margin*           None.

Underwriting                  The Fund shall not underwrite securities issued by
                              other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

Real Estate                   The Fund shall not purchase or sell real
                              estate, although it may purchase securities which are secured by or represent interests in real estate.

Commodities                   The Fund shall not purchase or sell commodities or
                              futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

Lending The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

Illiquid Securities           None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          None.

Control or Management         None.

Options                       See "Commodities."

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

                      Delaware-Voyageur Tax-Free Iowa Fund
                    Delaware-Voyageur Tax-Free Wisconsin Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not invest 25% or more of its
                              assets in the securities of issuers in any single industry, except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt
                              Obligations and, for defensive purposes, obligations issued or guaranteed by U.S.
                              government, its agencies or instrumentalities.
                              (Note: For purposes of this investment
                              restriction, the Manager interprets "Tax Exempt
                              Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)

Borrowing*                    The Fund shall not borrow money, except from banks
                              for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.

Issuing Senior Securities*    The Fund shall not issue any senior securities (as
                              defined in the Investment Company Act of 1940), except as set forth in the investment restriction pertaining to "Borrowing," and except to the extent that purchasing or selling on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

Short Sales/Margin*           The Fund shall not make short sales of securities
                              or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

Underwriting                  The Fund shall not underwrite securities issued by
                              other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Real Estate                   The Fund shall not purchase or sell real
                              estate, although it may purchase securities which are secured by or represent interests in real estate.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts (including futures contracts).
                              This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contract or instruments which may be deemed commodities (including by way of example, and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

Lending The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies and through repurchase agreements.

Illiquid Securities           None.

Investment Companies          None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Control or Management         None.

Options                       See "Commodities."

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

           Delaware-Voyageur Minnesota High-Yield Municipal Bond Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not invest 25% or more of its total
                              assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.

Borrowing*                    The Fund shall not borrow money (provided that the
                              Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

Issuing Senior Securities*    The Fund shall not issue any senior securities (as
                              defined in the Investment Company Act of 1940), except as set forth in investment restriction pertaining to "Borrowing," and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

Short Sales/Margin*           None.

Underwriting                  The Fund shall not underwrite securities issued by
                              other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

Real Estate                   The Fund shall not purchase or sell real estate,
                              although it may purchase securities which are secured by or represent interests in real estate.

Commodities                   The Fund shall not purchase or sell commodities or
                              futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

Lending The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

Illiquid Securities           None.

Investment Companies          None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Control or Management         None.

Options                       See "Issuing Senior" and "Commodities."

Futures                       See "Issuing Senior" and "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

                     National High-Yield Municipal Bond Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not invest 25% or more of its total
                              assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.

Borrowing*                    The Fund shall not borrow money (provided that the
                              Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

Issuing Senior Securities*    The Fund shall not issue any senior securities (as
                              defined in the Investment Company Act of 1940), except as set forth under "Borrowing," and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

Short Sales/Margin*           None.

Underwriting                  The Fund shall not underwrite securities issued by
                              other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

Real Estate                   The Fund shall not purchase or sell real estate,
                              although it may purchase securities which are secured by or represent interests in real estate.

Commodities                   The Fund shall not purchase or sell commodities or
                              futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

Lending The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

Illiquid Securities           None.

Investment Companies          None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Control or Management         None.

Options                       See "Commodities."

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

                    Delaware-Voyageur Tax-Free Colorado Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not invest 25% or more of its
                              assets in the securities of issuers in any single industry, except that the Fund may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt
                              Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.
                              (Note: For purposes of this investment
                              restriction, the Fund's investment adviser (the
                              "Manager") interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)

Borrowing*                    The Fund shall not borrow money, except from banks
                              for temporary or emergency purposes in an amount not exceeding 10% of the value of the Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.

                              The Fund shall not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by the restriction described in the preceding paragraph).

Issuing Senior Securities*    None.

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                              The Fund shall not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

Underwriting                  The Fund shall not underwrite securities issued by
                              other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Real Estate                   The Fund shall not purchase or sell real estate,
                              although it may purchase securities which are secured by or represent interests in real estate.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts (including futures contracts).

Lending The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

Illiquid Securities           The Fund shall not invest more than 15% of its net
                              assets in illiquid investments.

Investment Companies          None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Control or Management         None.

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        The Fund shall not invest in securities of any
                              issuer if, to the knowledge of the Fund, officers and directors (or trustees) of the Fund or officers and directors of the Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5% of such securities.

Oil or Gas                    None.

Miscellaneous                 None.

                             Aggressive Growth Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not invest more than 25% of the
                              value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. government.

Borrowing*                    The Fund shall not borrow money, except that the
                              Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities
                              (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed
                              5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

Issuing Senior Securities*    None.

Short Sales/Margin*           None.

Underwriting                  The Fund shall not act as an underwriter of
                              securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities
                              Act of 1933, as amended.

Real Estate                   The Fund shall not purchase or sell real estate
                              or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts, except futures contracts and related options and other similar contracts.

Lending The Fund shall not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.

Illiquid Securities           None.

Investment Companies          None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Control or Management         None.

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

                                Growth Stock Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its total assets in the securities of any one issuer (other than securities of the U.S.
                              Government or its agencies or instrumentalities).

Concentration                 The Fund shall not concentrate its investments in
                              any particular industry; however, it may invest up to 25% of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry.

Borrowing*                    The Fund shall not borrow money, except from banks
                              for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

                              The Fund shall not mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets, to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

Issuing Senior Securities*    The Fund shall not issue any senior securities as
                              defined in the Investment Company Act of 1940 (the
                              "1940 Act"), except to the extent that using options and futures contracts may be deemed to constitute issuing a senior security.

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and except that it may make margin deposits in connection with futures contracts.

                              The Fund shall not make short sales except where, by virtue of ownership of other securities, it has the right to obtain without payment of further consideration, securities equivalent in kind and amount to those sold.

Underwriting                  The Fund shall not underwrite securities issued by
                              other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Real Estate                   The Fund shall not purchase or sell real estate or
                              real estate mortgage loans, except the Fund may purchase or sell securities issued by companies owning real estate or interests therein.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodities futures contracts, except that it may enter into financial futures contracts and engage in related options transactions.

Lending The Fund shall not make loans to other persons, except to the extent that repurchase agreements are deemed to be loans under the 1940 Act, and except that it may purchase debt securities as described in the Prospectus under "Investment Objectives and Policies." The purchase of a portion of an issue of bonds, debentures or other debt securities distributed to the public or to financial institutions will not be considered the making of a loan.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Illiquid Securities           The Fund shall not invest more than 15% of its net
                              assets in illiquid investments.

Investment Companies          The Fund shall not invest more than 5% of the
                              value of its total assets in the securities of any single investment company or more than 10% of the value of its total assets in the securities of two or more investment companies except as part of a merger, consolidation or acquisition of assets.

Control or Management         The Fund shall not invest for the purpose of
                              exercising control or management.

                              The Fund shall not purchase more than 10% of any class of securities of any one issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

Options The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that it may
                              (a) purchase or write put and call options on stock indexes listed on national securities exchanges, (b) write and purchase put and call options with respect to the securities in which it may invest and (c) engage in financial futures contracts and related options transactions.

                              See "Borrowing."

Futures                       See "Borrowing," "Short Sales/Margin" and
                              "Commodities."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years.)

Warrants                      None.

Holdings by Affiliates        The Fund shall not purchase or retain the
                              securities of any issuer, if, to the Fund's knowledge, those officers or directors of Delaware
                              Voyageur Mutual Funds III, Inc. or its affiliates or of its investment adviser or sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

Oil or Gas                    The Fund shall not purchase or sell oil, gas or
                              other mineral leases, rights or royalty contracts, except the Fund may purchase or sell securities of companies investing in the foregoing.

Miscellaneous                 The Fund shall not participate on a joint or a
                              joint and several basis in any securities trading account.

                            Tax-Efficient Equity Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not invest more than 25% of the
                              value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. government.

Borrowing*                    The Fund shall not borrow money, except that the
                              Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities
                              (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed
                              5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

Issuing Senior Securities*    The Fund shall not issue any senior securities, as
                              defined in the Investment Company Act of 1940, other than as set forth under "Borrowing" above and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

Short Sales/Margin*           None.

Underwriting                  The Fund shall not act as an underwriter of
                              securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities
                              Act of 1933, as amended.

Real Estate                   The Fund shall not purchase or sell real estate
                              or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts, except futures contracts and related options and other similar contracts.

Lending The Fund shall not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.

Illiquid Securities           None.

Investment Companies          None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Control or Management         None.

Options                       See "Issuing Senior Securities."

Futures                       See "Issuing Senior Securities" and "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

                                    EXHIBIT F
    INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS


------------------------------------------------------------------------------------------------------------------------------------


                                                                                       Current
                                                                                      Management
                                                                                         (or
                                                                                    Sub-Advisory)
                                                                                       Fee Rate      Proposed Management (or
                                           Investment                  Asset Size      Based On      Sub-Advisory) Fee Rate
                                           Manager or      Date of        as of     Average Daily    Based on Average Daily
               Fund/Series                 Sub-Adviser    Agreement     10/31/98      Net Assets           Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Insured Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Arizona       Delaware     4/30/97(1)                  0.50% per year   0.50% on first $500 million
Insured Fund                               Management                                                0.475% on next $500 million
                                           Company,                                                  0.45% on next $1,500 million
                                           Inc.                                                      0.425% on assets in excess of
                                           ("DMC")                                                   $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Minnesota Insured      DMC          4/30/97(1)                  0.50% per year   0.50% on first $500 million
Fund                                                                                                 0.475% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Intermediate Tax Free Funds,
Inc.
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Minnesota     DMC          4/30/97(1)                  0.40% per year   0.50% on first $500 million
Intermediate Fund                                                                                    0.475% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Arizona Fund  DMC          4/30/97(1)                  0.50% per year   0.55% on first $500 million
                                                                                                     0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free California    DMC          4/30/97(1)                  0.50% per year   0.55% on first $500 million
Fund                                                                                                 0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED FROM PREVIOUS PAGE]

-------------------------------------------------------------------------------------------------------
                                                           Management
                                                           Fees that
                                                           Would Have
                                                            Been Due                   Servicing
                                                           During The                 /Distribution
                                            Management     Last Fiscal                  Fees Paid
                                             Fees Due      Year Under    Percentage    Last Fiscal
                                              and/or        Proposed     Difference       Year to
                                           Waived Last      Management     Between      Affiliates
               Fund/Series                Fiscal Year A     Fee Rate B    Rate A & B    of Manager
-------------------------------------------------------------------------------------------------------
Voyageur Insured Funds, Inc.
-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Arizona                       N/A           N/A
Insured Fund



-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Minnesota Insured                      N/A           N/A
Fund



-------------------------------------------------------------------------------------------------------
Voyageur Intermediate Tax Free Funds,
Inc.
-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Minnesota
Intermediate Fund



-------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds, Inc.
-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Arizona Fund




-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free California
Fund



-------------------------------------------------------------------------------------------------------


------------------------
(1) Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

                                    EXHIBIT F
    INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Current
                                                                                      Management
                                                                                         (or
                                                                                    Sub-Advisory)
                                                                                       Fee Rate      Proposed Management (or
                                           Investment                  Asset Size      Based On      Sub-Advisory) Fee Rate
                                           Manager or      Date of        as of     Average Daily    Based on Average Daily
               Fund/Series                 Sub-Adviser    Agreement     10/31/98      Net Assets           Net Assets
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Idaho Fund    DMC          4/30/97(1)                  0.50% per year  0.55% on first $500 million
                                                                                                    0.50% on next $500 million
                                                                                                    0.45% on next $1,500 million
                                                                                                    0.425% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Iowa Fund     DMC          4/30/97(1)                  0.50% per year  0.55% on first $500 million
                                                                                                    0.50% on next $500 million
                                                                                                    0.45% on next $1,500 million
                                                                                                    0.425% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Minnesota High Yield   DMC          4/30/97(1)                  0.65% per year  0.55% on first $500 million
Municipal Bond Fund                                                                                 0.50% on next $500 million
                                                                                                    0.45% on next $1,500 million
                                                                                                    0.425% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--National  High-Yield Municipal Bond      DMC          4/30/97(1)                  0.65% per year  0.55% on first $500 million
Fund                                                                                                0.50% on next $500 million
                                                                                                    0.45% on next $1,500 million
                                                                                                    0.425% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free New York      DMC          4/30/97(1)                  0.50% per year  0.55% on first $500 million
Fund                                                                                                0.50% on next $500 million
                                                                                                    0.45% on next $1,500 million
                                                                                                    0.425% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Wisconsin     DMC          4/30/97(1)                  0.50% per year  0.55% on first $500 million
Fund                                                                                                0.50% on next $500 million
                                                                                                    0.45% on next $1,500 million
                                                                                                    0.425% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds II, Inc.
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Colorado      DMC          4/30/97(1)                  0.50% per year  0.55% on first $500 million
Fund                                                                                                0.50% on next $500 million
                                                                                                    0.45% on next $1,500 million
                                                                                                    0.425% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

[RESTUBBED FROM PREVIOUS PAGE]

-------------------------------------------------------------------------------------------------------
                                                           Management
                                                           Fees that
                                                           Would Have
                                                            Been Due                   Servicing
                                                           During The                 /Distribution
                                            Management     Last Fiscal                  Fees Paid
                                             Fees Due      Year Under    Percentage    Last Fiscal
                                              and/or        Proposed     Difference       Year to
                                           Waived Last      Management     Between      Affiliates
               Fund/Series                Fiscal Year A     Fee Rate B    Rate A & B    of Manager
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Idaho Fund




-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Iowa Fund




-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Minnesota High Yield
Municipal Bond Fund



-------------------------------------------------------------------------------------------------------
--National  High-Yield Municipal Bond
Fund



-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free New York
Fund



-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Wisconsin
Fund



-------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds II, Inc.
-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Colorado
Fund



-------------------------------------------------------------------------------------------------------

                                    EXHIBIT F
    INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

------------------------------------------------------------------------------------------------------------------------------------


                                                                                       Current
                                                                                      Management
                                                                                         (or
                                                                                    Sub-Advisory)
                                                                                       Fee Rate      Proposed Management (or
                                           Investment                  Asset Size      Based On      Sub-Advisory) Fee Rate
                                           Manager or      Date of        as of     Average Daily    Based on Average Daily
               Fund/Series                 Sub-Adviser    Agreement     10/31/98      Net Assets           Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Tax Free Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Minnesota     DMC          4/30/97(1)                  0.50% per year    0.55% on first $500 million
Fund                                                                                                  0.50% on next $500 million
                                                                                                      0.45% on next $1,500 million
                                                                                                      0.425% on assets in excess of
                                                                                                      $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free North         DMC          4/30/97(1)                  0.50% per year    0.55% on first $500 million
Dakota Fund                                                                                           0.50% on next $500 million
                                                                                                      0.45% on next $1,500 million
                                                                                                      0.425% on assets in excess of
                                                                                                      $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds III, Inc.
------------------------------------------------------------------------------------------------------------------------------------
--Aggressive Growth Fund                   DMC          4/30/97(1)                  1.00% per year    0.75% on first $500 million
                                                                                                      0.70% on next $500 million
                                                                                                      0.65% on next $1,500 million
                                                                                                      0.60% on assets in excess of
                                                                                                      $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Growth Stock Fund                        DMC          4/30/97(1)                  1.00% per year    0.65% on first $500 million
                                                                                                      0.60% on next $500 million
(Investment Management)                                                                               0.55% on next $1,500 million
                                                                                                      0.50% on assets in excess of
                                                                                                      $2,500 million; all per year
-----------------------------------------------------------------------------------------------------------------------------------
--Growth Stock Fund                        Voyageur     4/30/97(1)                  0.50% per year    0.325 % per year
                                           Asset
(Sub-Advisory)                             Management                                                 [Does DMC want
                                           LLC ("VAM")                                                breakpoints; BD
                                                                                                      materials don't say]
-----------------------------------------------------------------------------------------------------------------------------------
--Tax-Efficient Equity Fund                DMC          4/30/97(1)                  0.75% on first    0.75% on first $500 million
                                                                                    $500 million      0.70% on next $500 million
                                                                                    0.725% on next    0.65% on next $1,500 million
                                                                                    $500 million      0.60% on assets in excess of
                                                                                    0.70% on assets   $2,500 million; all per year
                                                                                    in excess of
                                                                                    $1,000 million;
                                                                                    all per year
-----------------------------------------------------------------------------------------------------------------------------------


------------------------
(1) Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

[RESTUBBED FROM PREVIOUS PAGE]

-------------------------------------------------------------------------------------------------------
                                                           Management
                                                           Fees that
                                                           Would Have
                                                            Been Due                   Servicing
                                                           During The                 /Distribution
                                            Management     Last Fiscal                  Fees Paid
                                             Fees Due      Year Under    Percentage    Last Fiscal
                                              and/or        Proposed     Difference       Year to
                                           Waived Last      Management     Between      Affiliates
               Fund/Series                Fiscal Year A     Fee Rate B    Rate A & B    of Manager
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Voyageur Tax Free Funds, Inc.
-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free Minnesota
Fund



-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur Tax-Free North
Dakota Fund



-------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds III, Inc.
-------------------------------------------------------------------------------------------------------
--Aggressive Growth Fund




-------------------------------------------------------------------------------------------------------
--Growth Stock Fund

(Investment Management)


-------------------------------------------------------------------------------------------------------
--Growth Stock Fund

(Sub-Advisory)


-------------------------------------------------------------------------------------------------------
--Tax-Efficient Equity Fund                                   N/A            N/A







-------------------------------------------------------------------------------------------------------

                                    EXHIBIT F
    INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

------------------------------------------------------------------------------------------------------------------------------------


                                                                                       Current
                                                                                      Management
                                                                                         (or
                                                                                    Sub-Advisory)
                                                                                       Fee Rate      Proposed Management (or
                                           Investment                  Asset Size      Based On      Sub-Advisory) Fee Rate
                                           Manager or      Date of        as of     Average Daily    Based on Average Daily
               Fund/Series                 Sub-Adviser    Agreement     10/31/98      Net Assets           Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Voyageur Tax Free Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur US Government          DMC          4/30/97(1)                  0.50% per year  0.55% on first $500 million
Securities Fund                                                                                     0.50% on next $500 million
(Investment Management)                                                                             0.45% on next $1,500 million
                                                                                                    0.425% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
--Delaware-Voyageur US Government          VAM          4/30/97(1)                  0.25% per year  No Change
Securities Fund

(Sub-Advisory)
------------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

[RESTUBBED FROM PREVIOUS PAGE]

-------------------------------------------------------------------------------------------------------
                                                           Management
                                                           Fees that
                                                           Would Have
                                                            Been Due                   Servicing
                                                           During The                 /Distribution
                                            Management     Last Fiscal                  Fees Paid
                                             Fees Due      Year Under    Percentage    Last Fiscal
                                              and/or        Proposed     Difference       Year to
                                           Waived Last      Management     Between      Affiliates
               Fund/Series                Fiscal Year A     Fee Rate B    Rate A & B    of Manager
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Voyageur Tax Free Funds, Inc.
-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur US Government
Securities Fund
(Investment Management)


-------------------------------------------------------------------------------------------------------
--Delaware-Voyageur US Government
Securities Fund

(Sub-Advisory)
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT G

                     ACTUAL AND HYPOTHETICAL EXPENSE TABLES

                                                       Class A Shares        Class B & C Shares         Institutional Shares
Names of Fund/Company                              Actual       Proposed    Actual       Proposed       Actual      Proposed
---------------------                              ------       --------    ------       --------       ------      --------
Delaware-Voyageur US Government Securities Fund
(Voyageur Funds, Inc.)
Management Fees................................    0.50%        0.55%       0.50%        0.55%          0.50%        0.55%
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          None         None
Other Expenses.................................    0.27%        0.27%       0.27%        0.27%          0.27%        0.27%
                                                   ----         ----        ----         ----           ----         ----
         Total Operating Expenses..............    1.02%        1.07%       1.77%        1.82%
                                                   ====         ====        ====         ====           ====         ====
         Total Operating Expenses
                  After Waiver*................    1.02%        **%         1.77%        **%
                                                   ====         ==          ====         ==             ====         ====

Delaware-Voyageur Tax-Free Minnesota
Intermediate Fund
(Voyageur Intermediate Tax Free Funds, Inc.)
Management Fees................................    0.40%        0.50%       0.40%`       0.50%          N/A          N/A
12b-1 Fees.....................................    0.15%        0.15%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.31%        0.31%       0.31%        0.31%          N/A          N/A
                                                   -----        -----       -----        -----          ---          ---
         Total Operating Expenses..............    0.86%        0.96%       1.71%        1.81%          N/A          N/A
                                                   ====         ====        =====        =====          ===          ===
         Total Operating Expenses
                  After Waiver*................    0.86%        **%         1.71%        **%            N/A          N/A
                                                   ====         ==          =====        ==             ===          ===

Delaware Voyageur Tax-Free Arizona Fund
(Voyageur Mutual Funds, Inc.)
Management Fees................................    0.50%        0.55%       0.50%`       0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.28%        0.28%       0.28%        0.28%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---
                Total Operating Expenses.......    1.03%        1.08%       1.78%        1.83%
                                                   ====         ====        ====         ====
         Total Operating Expenses
                  After Waiver*................    0.50%        **%         1.25%        **%            N/A          N/A
                                                   ====         ==          ====         ==             ===          ===

Delaware-Voyageur Tax-Free California Fund
(Voyageur Mutual Funds, Inc.)
Management Fees................................    0.50%        0.55%       0.50%        0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.54%        0.54%       0.54%        0.54%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---
         Total Operating Expenses..............    1.29%        1.34%       2.04%        2.09%          N/A          N/A
                                                   ====         ====        ====         ====           ===          ===
         Total Operating Expenses
                  After Waiver*................    0.25%        **%         1.00%        **%            N/A          N/A
                                                   ====         ==          ====         ==             ===          ===

Delaware-Voyageur Tax-Free Idaho Fund
(Voyageur Mutual Funds, Inc.)
Management Fees................................    0.50%        0.55%       0.50%        0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.24%        0.24%       0.24%        0.24%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---
         Total Operating Expenses..............    0.99%        1.04%       1.74%        1.79%          N/A          N/A
                                                   ====         ====        ====         ====           ===          ===
         Total Operating Expenses
                  After Waiver*................    0.99%        **%         1.74%        **%            N/A          N/A
                                                   ====         ==          ====         ==             ===          ===

Delaware-Voyageur Tax-Free Iowa Fund
(Voyageur Mutual Funds, Inc.)
Management Fees................................    0.50%        0.55%       0.50%        0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.32%        0.32%       0.32%        0.32%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---

 * DMC or DIAL voluntarily waived all or a portion of its management fee and, in some cases, made expense payments on behalf of the Funds, all in order to limit total operating expenses to certain amounts during the past fiscal year. These voluntary waivers and payments can be ended at any time.

** Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.


                                                       Class A Shares        Class B & C Shares         Institutional Shares
Names of Fund/Company                              Actual       Proposed    Actual       Proposed       Actual      Proposed
---------------------                              ------       --------    ------       --------       ------      --------
         Total Operating Expenses..............    1.07%        1.12%       1.82%        1.87%          N/A          N/A
                                                   ====         ====        ====         ====           ===          ===
                  After Waiver*................    1.00%        **%         1.75%        **%            N/A          N/A
                                                   =====        ==          ====         ==             ===          ===

Delaware-Voyageur Tax-Free New York Fund
(Voyageur Mutual Funds, Inc.)
0.75%                                              0.50%        0.55%       0.50%        0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.33%        0.33%       0.33%        0.33%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---
         Total Operating Expenses..............    1.08%        1.13%       1.83%        1.88%          N/A          N/A
                                                   ====         ====        ====         ====           ===          ===
         Total Operating Expenses
                  After Waiver*................    1.00%        **%         21.75%       **%            N/A          N/A
                                                   ====         ==          =====        ==             ===          ===

Delaware-Voyageur Tax-Free Wisconsin Fund
(Voyageur Mutual Funds, Inc.)
Management Fees................................    0.50%        0.55%       0.50%        0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.29%        0.29%       0.29%        0.29%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---

         Total Operating Expenses..............    1.04%        1.09%       1.79%        1.84%          N/A          N/A
                                                   ====         ====        ====         ====           ===          ===
         Total Operating Expenses
                  After Waiver*................    1.00%        ** %        1.75%        **%            N/A          N/A
                                                   ====         ===         ====         ==             ===          ===

Delaware-Voyageur Tax-Free Colorado Fund
(Voyageur Mutual Funds II, Inc.)
Management Fees................................    0.50%        0.55%       0.50%        0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.24%        0.24%       0.24%        0.24%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---
         Total Operating Expenses..............    0.99%        1.04%       1.74%        1.79%          N/A          N/A
                                                   ====         ====        ====         ====           ===          ===
         Total Operating Expenses
                  After Waiver*................    0.87%        **%         1.62%        **%            N/A          N/A
                                                   ====         ==          ====         ==             ===          ===

Delaware-Voyageur Tax-Free Minnesota Fund
(Voyageur Tax Free Funds, Inc.)
Management Fees................................    0.50%        0.55%       0.50%        0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.22%        0.22%       0.22%        0.22%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---
         Total Operating Expenses..............    0.97%        1.02%       1.72%        1.77%          N/A          N/A
                                                   ====         ====        ====         ====           ===          ===
         Total Operating Expenses
                  After Waiver*................    0.94%        **%         1.69%        **%            N/A          N/A
                                                   ====         ==          ====         ==             ===          ===

Declaware-Voyageur Tax-Free North Dakota Fund
(Voyageur Tax Free Funds, Inc.)
Management Fees................................    0.50%        0.55%       0.50%        0.55%          N/A          N/A
12b-1 Fees.....................................    0.25%        0.25%       1.00%        1.00%          N/A          N/A
Other Expenses.................................    0.40%        0.40%       0.40%        0.40%          N/A          N/A
                                                   ----         ----        ----         ----           ---          ---
         Total Operating Expenses..............    1.15%        1.20%       1.90%        1.95%          N/A          N/A
                                                   ====         ====        ====         ====           ===          ===
         Total Operating Expenses
                  After Waiver*................    1.00%        **%         1.75%        **%            N/A          N/A
                                                   ====         ===         ====         ==             ===          ===



 *DMC or DIAL voluntarily waived all or a portion of its management fee and, in some cases, made expense payments on behalf of the Funds, all in order to limit total operating expenses to certain amounts during the past fiscal year. These voluntary waivers and payments can be ended at any time.

**Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

                                    EXHIBIT H

                FUNDS SIMILARLY MANAGED BY THE INVESTMENT MANAGER
                                 AND SUB-ADVISER

                              Domestic Equity Funds


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or      Asset Size      Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------    ----------------------------    ----------------------------
Blue Chip Fund                      DMC        $_________        .65% on first $500 million     .65% on first $500 million
(Investment Management)                                          .625% on next $500 million     .60% on next $500 million
                                                                 .60% on assets in excess of    .55% on next $1,500 million
                                                                 $1,000 million; all per year   .50% on assets in excess of $2,500
                                                                                                million; all per year

Blue Chip Fund                      VGA        $_________        .15% on average daily net      N/A
(Sub-Advisory)                                                   assets averaging one year
                                                                 old or less
                                                                 .20% on average daily net
                                                                 assets averaging two years
                                                                 old or less, but greater
                                                                 than one year old
                                                                 .35% on average daily net
                                                                 assets averaging over two
                                                                 years old; all per year

Capital Appreciation Fund           DMC        $_________        .75% on first $500 million     .75% on first $500 million
                                                                 .725% on next $500 million     .70% on next $500 million
                                                                 .70% on assets in excess of    .65% on next $1,500 million
                                                                 $1,000 million; all per year   .60% on assets in excess of $2,500
                                                                                                million; all per year

Convertible Securities Series       DMC        $_________        .75% per year                  .75% on first $500 million
(Variable Annuity)                                                                              .70% on next $500 million
                                                                                                .65% on next $1,500 million
                                                                                                .60% on assets in excess of $2,500
                                                                                                million, all per year


Decatur Income Fund                 DMC        $_________        .60% on first $100 million     .65% on first $500 million
                                                                 .525% on next $150 million     .60% on next $500 million
                                                                 .50% on next $250 million      .55% on next $1,500 million
                                                                 .475% on assets in excess of   .50% on assets in excess of
                                                                 $500 million; all per year     $2,500 million; all per year
                                                                 less directors' fees

Decatur Total Return Fund           DMC        $_________        .60% on first $500 million     .65% on first $500 million
                                                                 .575% on next $250 million     .60% on next $500 million
                                                                 .55% on assets in excess of    .55% on next $1,500 million
                                                                 $750 million; all per year     .50% on assets in excess of
                                                                 less directors' fees           $2,500 million; all per year


Decatur Total Return Series         DMC        $_________        .60% per year less             .65% on first $500 million
(Variable Annuity)                                               directors' fees                .60% on next $500 million
                                                                                                .55% on next $1,500 million
                                                                                                .50% on assets in excess of
                                                                                                $2,500 million, all per year

----------
*   Investment Managers/Sub-Advisers:
      Delaware Management Company ("DMC")
      Delaware International Advisers Ltd. ("DIAL")
      Lincoln Investment Management, Inc. ("LIM")
      Voyageur Asset Management LLC ("VAM")
      Vantage Global Advisors, Inc. ("VGA")
      Lynch & Mayer, Inc. ("L&M")
      AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or      Asset Size      Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------    ----------------------------    ----------------------------

Delaware Fund                       DMC        $_________        .60% on first $100 million     .65% on first $500 million
                                                                 .525% on next $150 million     .60% on next $500 million
                                                                 .50% on next $250 million      .55% on next $1,500 million
                                                                 .475% on assets in excess of   .50% on assets in excess of
                                                                 $500 million; all per year,    $2,500 million; all per year
                                                                 less directors' fees

Delaware Series                     DMC        $_________        .60% per year less             .65% on first $500 million
(Variable Annuity)                                               directors' fees                .60% on next $500 million
                                                                                                .55% on next $1,500 million
                                                                                                .50% on assets in excess of
                                                                                                $2,500 million; all per year

DelCap Fund                         DMC        $_________        .75% per  year less            .75% on first $500 million
                                                                 directors' fees                .70% on next $500 million
                                                                                                .65% on next $1,500 million
                                                                                                .60% on assets in excess of
                                                                                                $2,500 million; all per year

DelCap Series                       DMC        $_________        .75% per year less             .75%  on first $500 million
(Variable Annuity)                                               directors' fees                .70% on next $500 million
                                                                                                .65% on next $1,500 million
                                                                                                .60% on assets in excess of
                                                                                                $2,500 million; all per year

Devon Fund                          DMC        $_________        .60% on first $500 million     .65% on first $500 million
                                                                 .50% on assets in excess of    .60% on next $500 million
                                                                 $500 million; all per year     .55% on next $1,500 million
                                                                                                .50% on assets in excess of
                                                                                                $2,500 million; all per year

Devon Series                        DMC        $_________        .60% per year                  .65% on first $500 million
(Variable Annuity)                                                                              .60% on next $500 million
                                                                                                .55% on next $1,500 million
                                                                                                .50% on assets in excess of
                                                                                                $2,500 million; all per year

Diversified Value Fund              DMC        $_________        .65% on first $500 million     N/A
                                                                 .60% on next $500 million
                                                                 .55% on next $1,500 million
                                                                 .50% on assets in excess of
                                                                 $2,500 million; all per year

The Growth & Income                 DMC        $_________        .55% per year                  N/A
Portfolio**

The Large Cap Value Equity          DMC        $_________        .55% per year less             .55% per year
Portfolio**                                                      directors' fees

Mid Cap Value  Fund                 DMC        $_________        .75% on first $500 million     N/A
                                                                 .70% on next $500 million
                                                                 .65% on next $1,500 million
                                                                 .60% on assets in excess of
                                                                 $2,500 million; all per year

The Mid Cap Growth Equity           DMC        $_________        .80% per year less             .75% per year
Portfolio**                                                      directors' fees

----------
*   Investment Managers/Sub-Advisers:
      Delaware Management Company ("DMC")
      Delaware International Advisers Ltd. ("DIAL")
      Lincoln Investment Management, Inc. ("LIM")
      Voyageur Asset Management LLC ("VAM")
      Vantage Global Advisors, Inc. ("VGA")
      Lynch & Mayer, Inc. ("L&M")
      AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or      Asset Size      Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------    ----------------------------    ----------------------------

The Real Estate Investment          DMC        $_________        .75% per year                  .75% on first $500 million
Trust Portfolio**                                                                               .70% on next $500 million
(Investment Management)                                                                         .65% on next $1,500 million
                                                                                                .60% on assets in excess of
                                                                                                $2,500 million per year

The Real Estate Investment          LIM        $_________        30% on management fee paid     N/A
Trust Portfolio**                                                to DMC
(Sub-Advisory)

The Real Estate Investment          DMC        $_________        .75% per year                  N/A
Trust Portfolio II**
(Investment Management)

The Real Estate Investment          LIM        $_________        30%  of management fee paid    N/A
Trust Portfolio II**                                             to DMC
(Sub-Advisory)

REIT Series                         DMC        $_________        .75% on first $500 million     N/A
(Variable Annuity)                                               .70% on next $500 million
(Investment Management)                                          .65% on next $1,500 million
                                                                 .60% on assets in excess of
                                                                 $2,500 million; all per year

REIT Series                         LIM        $_________        30% of management fee paid     N/A
(Variable Annuity)                                               to DMC
(Sub-Advisory)

Retirement Income Fund              DMC        $_________        .65% on first $500 million     .65% on first $500 million
                                                                 .625% on next $500 million     .60% on next $500 million
                                                                 .60% on assets in excess of    .55% on next $1,500 million
                                                                 $1,000; all per year           .50% on assets in excess of
                                                                                                $2,500; all per year

Small Cap Contrarian Fund           DMC        $_________        .75% on first $500 million     N/A
                                                                 .70% on next $500 million
                                                                 .65% on next $1,500 million
                                                                 .60% on assets in excess of
                                                                 $2,500 million; all per year

The Small Cap Growth Equity         DMC        $_________        .75% per year                  N/A
Portfolio**

The Small/Mid Cap Value             DMC        $_________        .65% per year                  N/A
Equity Portfolio**

Small Cap Value Fund                DMC        $_________        .75% per year less             .75% on first $500 million
                                                                 directors' fees                .70% on next $500 million
                                                                                                .65% on next $1,500 million
                                                                                                .60% on assets in excess of
                                                                                                $2,500 million; all per year

Small Cap Value Series              DMC        $_________        .75% per year                  .75% on first $500 million
(Variable Annuity)                                                                              .70% on next $500 million
                                                                                                .65% on next $1,500 million
                                                                                                .60% on assets in excess of
                                                                                                $2,500 million; all per year

----------
*   Investment Managers/Sub-Advisers:
      Delaware Management Company ("DMC")
      Delaware International Advisers Ltd. ("DIAL")
      Lincoln Investment Management, Inc. ("LIM")
      Voyageur Asset Management LLC ("VAM")
      Vantage Global Advisors, Inc. ("VGA")
      Lynch & Mayer, Inc. ("L&M")
      AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or      Asset Size      Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------    ----------------------------    ----------------------------

Social Awareness Fund               DMC        $_________        .75% on first $500 million     .75% on first $500 million
(Investment Management)                                          .725% on next $500 million     .70% on next $500 million
                                                                 .70% on assets in excess of    .65% on next $1,500 million
                                                                 $1,000; all per year           .60% on assets in excess of
                                                                                                $2,500 million; all per year

Social Awareness Fund               VGA        $_________        .20% on average daily net      N/A
(Sub-Advisory)                                                   assets averaging one year
                                                                 old or less
                                                                 .25% of average daily net
                                                                 assets averaging  two years
                                                                 old or less, but greater
                                                                 than one year old
                                                                 .40% of average daily net
                                                                 assets averaging over two
                                                                 years old; all per year

Social Awareness Series             DMC        $_________        .75% per year                  .75% on first $500 million
(Variable Annuity)                                                                              .70% on next $500 million
(Investment Management)                                                                         .65% on next $1,500 million
                                                                                                .60% on assets in excess of
                                                                                                $2,500 million; all per year

Social Awareness Series             VGA        $_________        .25% on first $20 million      N/A
(Variable Annuity)                                               .35% on next $30 million
(Sub-Advisory)                                                   .40% on assets in excess of
                                                                 $50 million; all per year

Trend Fund                          DMC        $_________        .75% per year less             .75% on first $500 million
                                                                 director's fees                .70% on next $500 million
                                                                                                .65% on next $1,500 million
                                                                                                .60% on assets in excess of
                                                                                                $2,500 million; all per year

Trend Series                        DMC        $_________        .75% per year                  .75% on first $500 million
(Variable Annuity)                                                                              .70% on next $500 million
                                                                                                .65% on next $1,500 million
                                                                                                .60% on assets in excess of
                                                                                                $2,500 million; all per year

U.S. Growth Fund                    DMC        $_________        .70% per year                  .65% on first $500 million
(Investment Management)                                                                         .60% on next $500 million
                                                                                                .55% on next $1,500 million
                                                                                                .50% on assets in excess of
                                                                                                $2,500 million; all per year


U.S. Growth Fund                    L&M        $_________        .40% per year                  N/A
(Sub-Advisory)

----------
*   Investment Managers/Sub-Advisers:
      Delaware Management Company ("DMC")
      Delaware International Advisers Ltd. ("DIAL")
      Lincoln Investment Management, Inc. ("LIM")
      Voyageur Asset Management LLC ("VAM")
      Vantage Global Advisors, Inc. ("VGA")
      Lynch & Mayer, Inc. ("L&M")
      AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.

                                                      Domestic Fixed-Income Funds

                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or      Asset Size      Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------    ----------------------------    ----------------------------

The Aggregate Fixed Income          DMC        $_________        .40% per year                  N/A
Portfolio**

Corporate Bond Fund                 DMC        $_________        .50% on first $500 million     N/A
                                                                 .475% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

Delaware Group Dividend and         DMC        $_________        .55% per year                  N/A
Income Fund, Inc.***

Delchester Fund                     DMC        $_________        .60% on first $500 million     .65% on first  $500 million
                                                                 .575% on next $250 million     .60% on next $500 million
                                                                 .55% on assets in excess of    .55% on next $1,500 million
                                                                 $750 million; all per year     .50% on assets in excess of
                                                                 less directors' fees           $2,500 million; all per year


Delchester Series                   DMC         $_________       .60% per year less             .65% on first  $500 million
(Variable Annuity)                                               directors' fees                .60% on next $500 million
                                                                                                .55% on next $1,500 million
                                                                                                .50% on assets in excess of
                                                                                                $2,500 million; all per year

The Diversified Core Fixed          DMC         $_________       .43% per year                  N/A
Income Portfolio**
(Investment Management)

The Diversified Core Fixed          DIAL        $_________       Fee equal to portion of        N/A
Income Portfolio**                                               management fee attributable
(Sub-Advisory)                                                   to foreign investments

Extended Duration Bond Fund         DMC         $_________       .55% on first $500 million     N/A
                                                                 .50% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

U.S. Government Fund                DMC         $_________       .60% per year less             .55% on first $500 million
                                                                 directors' fees                .50% on next $500 million
                                                                                                .45% on next $1,500 million
                                                                                                .425% on assets in excess of
                                                                                                $2,500 million; all per year

The High-Yield Bond                 DMC         $_________       .45% per year                  N/A
Portfolio**

High-Yield Opportunities Fund       DMC         $_________       .65% on first $500 million     .65% on first  $500 million
                                                                 .625% on next $500 million     .60% on next $500 million
                                                                 .60% on assets in excess of    .55% on next $1,500 million
                                                                 $1,000 million; all per year   .50% on assets in excess of
                                                                                                $2,500 million; all per year

The Intermediate                    DMC         $_________       .40% per year less             .40% per year
Fixed-Income Portfolio**                                         directors' fees

Limited Term Government Fund        DMC         $_________       .50% per year less             .50% on first $500 million
                                                                 directors' fees                .475% on next $500 million
                                                                                                .45% on next $1,500 million
                                                                                                .425% on assets in excess of
                                                                                                $1,500 million; all per year

----------
*   Investment Managers/Sub-Advisers:
      Delaware Management Company ("DMC")
      Delaware International Advisers Ltd. ("DIAL")
      Lincoln Investment Management, Inc. ("LIM")
      Voyageur Asset Management LLC ("VAM")
      Vantage Global Advisors, Inc. ("VGA")
      Lynch & Mayer, Inc. ("L&M")
      AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or      Asset Size      Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------    ----------------------------    ----------------------------

The Limited-Term Maturity           DMC         $_________       .30% per year                  N/A
Portfolio**

Strategic Income Fund               DMC         $_________       .65% on first $500 million     .65% on first $500 million
(Investment Management)                                          .625% on next $500 million     .60% on next $500 million
                                                                 .60% on assets in excess of    .55% on next $1,500 million
                                                                 $1,000 million; all per year   .50% on assets in excess of
                                                                                                $2,500 million; all per year

Strategic Income Fund               DIAL        $_________       1/3 of management fees paid    N/A
(Sub-Advisory)                                                   to DMC

Strategic Income Series             DMC         $_________       .65% per year                  .65% on first $500 million
(Variable Annuity)                                                                              .60% on next $500 million
(Investment Management)                                                                         .55% on next $1,500 million
                                                                                                .50% on assets in excess of
                                                                                                $2,500 million; all per year

Strategic Income Series             DIAL        $_________       1/3 of management fee paid     N/A
(Variable Annuity)                                               to DMC
(Sub-Advisory)


                                                        National Tax Free Funds

                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or       Asset Size     Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*    as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------     --------------       ------------------------       ------------------------

Tax Free Insured Fund               DMC         $_________       .60% per year less             .50% on first $500 million
                                                                 directors' fees                .475% on next $500 million
                                                                                                .45% on next $1,500 million
                                                                                                .425% on assets in excess of
                                                                                                $1,500 million; all per year

Tax Free USA Fund                   DMC         $_________       .60% on first $500 million     .55% on first $500 million
                                                                 .575% on next $250 million     .50% on next $500 million
                                                                 .55% on assets in excess of    .45% on next $1,500 million
                                                                 $750 million; all per year     .425% on assets in excess of
                                                                 less directors' fees           $2,500 million per year

Tax Free USA Intermediate           DMC         $_________       .50% per year                  .50% on first $500 million
Fund                                                                                            .475% on next $500 million
                                                                                                .45% on next $1,500 million
                                                                                                .425% on assets in excess of
                                                                                                $2,500 million per year less
                                                                                                directors' fees

----------
*   Investment Managers/Sub-Advisers:
      Delaware Management Company ("DMC")
      Delaware International Advisers Ltd. ("DIAL")
      Lincoln Investment Management, Inc. ("LIM")
      Voyageur Asset Management LLC ("VAM")
      Vantage Global Advisors, Inc. ("VGA")
      Lynch & Mayer, Inc. ("L&M")
      AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.

                                                         State Tax Free Funds

                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or       Asset Size     Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*    as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------    --------------       ------------------------       ------------------------

Voyageur Arizona Municipal          DMC         $_________       .40% per year                      N/A
Income Fund, Inc.***

Delaware-Voyageur Tax-Free          DMC         $_________       .50% on first $500 million         N/A
California Insured Fund                                          .475% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

Voyageur Colorado Insured           DMC         $_________       .40% per year                      N/A
Municipal Income Fund,
Inc.***

Delaware-Voyageur Tax Free          DMC         $_________       .55% on first $500 million         N/A
Florida Fund                                                     .50% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

Delaware-Voyageur Tax Free          DMC         $_________       .50% on first $500 million         N/A
Florida Insured Fund                                             .475% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

Voyageur Florida Insured            DMC         $_________       .40% per year                      N/A
Municipal Income Fund***

Delaware-Voyageur Tax Free          DMC         $_________       .55% on first $500 million         N/A
Kansas Fund                                                      .50% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

Delaware-Voyageur Tax-Free          DMC         $_________       .50% on first $500 million         N/A
Missouri Insured Fund                                            .475% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

Voyageur Minnesota Municipal        DMC         $_________       .40% per year                      N/A
Income Fund, Inc.***

Voyageur Minnesota Municipal        DMC         $_________       .40% per year                      N/A
Income Fund II, Inc.***

Voyageur Minnesota Municipal        DMC         $_________       .40% per year                      N/A
Income Fund III, Inc.***

Tax Free New Jersey Fund            DMC         $_________       .55% on the first $500            .55% on first $500 million
                                                                 million                           .50% on next $500 million
                                                                 .525% on next $500 million        .45% on next $1,500 million
                                                                 .50% on assets in excess of       .425% on assets in excess of
                                                                 $1,000 million; all per year      $2,500 million per year

Delaware-Voyageur Tax Free          DMC         $_________       .55% on first $500 million         N/A
New Mexico Fund                                                  .50% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

----------
*   Investment Managers/Sub-Advisers:
      Delaware Management Company ("DMC")
      Delaware International Advisers Ltd. ("DIAL")
      Lincoln Investment Management, Inc. ("LIM")
      Voyageur Asset Management LLC ("VAM")
      Vantage Global Advisors, Inc. ("VGA")
      Lynch & Mayer, Inc. ("L&M")
      AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or      Asset Size      Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------    ----------------------------    ----------------------------

Tax Free Ohio Fund                  DMC         $_________       .55% on first $500 million     .55% on first $500 million
                                                                 .525% on next $500 million     .50% on next $500 million
                                                                 .50% on assets in excess of    .45% on next $1,500 million
                                                                 $1,000 million all per year    .425% on assets in excess of
                                                                                                $2,500 million per year

Delaware-Voyageur Tax Free          DMC         $_________       .50% on first $500 million     N/A
Oregon Insured Fund                                              .475% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

Tax Free Pennsylvania Fund          DMC         $_________       .60% on first $500 million     .55% on first $500 million
                                                                 .575% on next $250 million     .50% on next $500 million
                                                                 .55% on assets in excess of    .45% on next $1,500 million
                                                                 $750 million; all per year     .425% on assets in excess of
                                                                                                $2,500 million per year

Delaware-Voyageur Tax Free          DMC         $_________       .55% on first $500 million     N/A
Utah Fund                                                        .50% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

Delaware-Voyageur Tax Free          DMC         $_________       .50% on first $500 million     N/A
Washington Insured Fund                                          .475% on next $500 million
                                                                 .45% on next $1,500 million
                                                                 .425% on assets in excess of
                                                                 $2,500 million; all per year

----------
*   Investment Managers/Sub-Advisers:
      Delaware Management Company ("DMC")
      Delaware International Advisers Ltd. ("DIAL")
      Lincoln Investment Management, Inc. ("LIM")
      Voyageur Asset Management LLC ("VAM")
      Vantage Global Advisors, Inc. ("VGA")
      Lynch & Mayer, Inc. ("L&M")
      AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.

                                    EXHIBIT I

                     FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, made by and between [REGISTRANT], a[____________] ("Fund") on behalf of the [SERIES] ("Series"), and [MANAGER NAME] , a ________________] ("Investment Manager").

                                   WITNESSETH:

WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and is currently comprised of [_] series, including the Series; as a separate series of the Fund, each series engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

WHEREAS, the Fund on behalf of the Series and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Fund's Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Series and shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of any of the investment companies within the Delaware Investments family (including the Fund). Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to any Sub-Adviser, as defined in Paragraph 5 hereof, or to any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company is investment manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Fund and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or any Sub-Adviser, as defined in Paragraph 5 hereof, exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets, a fee based on the average daily net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule:

             Monthly           Annual Rate            Average Daily Net Assets
             -------           -----------            ------------------------


     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     7. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Fund's investment adviser, other mutual funds as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

     9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     10. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the           day of         , 19  .

[MANAGER NAME]                              [REGISTRANT NAME]


                                            for the [SERIES NAME]


By:_________________________________
Name:_______________________________
Title:______________________________

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

Attest:_____________________________
Name:_______________________________
Title:______________________________

                                            Attest:____________________________
                                            Name:______________________________
                                            Title:_____________________________

                                   EXHIBIT J

                         FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, made by and between [MANAGER NAME] ("Investment Manager"), and [SUB-ADVISER NAME] ("Sub-Adviser").

                                  WITNESSETH:

WHEREAS, [REGISTRANT NAME], a [______________] ("Fund"), has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager and the Fund on behalf of the [Series] ("Series") have entered into an agreement of even date herewith ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Fund on behalf of the Series; and

WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Fund on behalf of the Series; and

WHEREAS, the Investment Manager and the Sub-Adviser are registered Investment Advisers under the Investment Advisers Act of 1940 and engage in the business of providing investment management services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Series' assets as the Investment Manager shall designate from time to time and to furnish the Investment Manager with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to securities in which the Series may invest, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series with respect to that portion of the Series' assets designated by the Investment Manager, shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request in the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Investment Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the Investment Company Act of 1940.

     2. Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Without limiting the foregoing, except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the Sub-Adviser shall have no responsibility for record maintenance and preservation obligations under Section 31 of the Investment Company Act of 1940.

     Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Directors, officers and/or employees of the Fund, shall not receive any compensation from the Fund for acting in such dual capacity.

     In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Fund, the Investment Manager and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to the Sub-Adviser or to any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the Funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund for the benefit of the Series by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser:

     [(The following language is used for funds that do not have an asset-based sub-advisory fee rate:) a monthly fee equal to [%] of the fees paid to the Investment Manager under the Investment Management Agreement.]

     [(The following language is used for funds that have an asset-based sub-advisory fee rate:) a monthly fee equal to [insert asset-based fee rate]; provided however, that the Sub-Adviser shall waive all or a portion of the fees payable under this Agreement to the extent necessary to bear its proportionate share of any management fee waiver undertaken by the Investment Manager. The amount of such waiver by the Sub-Adviser shall be calculated by multiplying the dollar amount of the management fees waived by the investment manager by the percentage that the then-current sub-advisory fee rate represents of the then-current investment management fee rate.]

     If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Sub-Adviser to the Fund for the benefit of the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, except for advisory arrangements implemented prior to the date of this Agreement, during the term of this Agreement, the Sub-Adviser, will not, without the written consent of the Investment Manager, which consent will not be unreasonably withheld, render investment company (or portfolio thereof) which the Investment manger reasonably determines would be in competition with and which has investment policies similar to those of the Portfolio.

     6. Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Series' shareholders, without the prior written consent of the Sub-Adviser.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Fund, the Sub-Adviser shall not be subject to liability to the Fund, to the Investment Manager or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Fund's intention to do so, in the case of the Fund pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     9. This Agreement shall extend to and bind the successors of the parties hereto.

     10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.


     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers as of the day of [_____________], [______].

                                     [MANAGER NAME]


                                     By:_______________________________________
                                     Name:
                                     Title:


                                     Attest:___________________________________


                                     [SUB-ADVISER NAME]

                                     By:_______________________________________
                                     Name:
                                     Title:


                                     Attest:___________________________________

Agreed to and accepted as of the day and year first above written:

                                     [REGISTRANT NAME]
                                         on behalf of the [SERIES NAME]

                                     By:______________________________________
                                                                Chairman


                                     Attest:___________________________________

                                    EXHIBIT K

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


                      AGREEMENT AND PLAN OF REORGANIZATION


                  This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ______________, 1998 by and between [name of Delaware business trust], a Delaware business trust ("Fund"), and [name of Minnesota corporation], a Minnesota corporation ("Corporation") (the Fund and the Corporation are hereinafter collectively referred to as the "parties").
                  In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:
         1.       Plan of Reorganization.
                  (a) Upon satisfaction of the conditions precedent described in
Section 3 hereof, the Corporation will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Corporation's then-existing assets, the assets belonging to each series of the Corporation to be conveyed, transferred and delivered to the corresponding series of the Fund. In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Corporation's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Corporation to become the obligations and liabilities of the corresponding series of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, $.01 par value, of each of the Fund's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are individually and collectively referred to as "Series of the Fund" and the classes are individually referred to as a "Class of the Fund" and collectively as "Classes of the Fund"), equal in number to the number of full and fractional shares of common stock, ______ par value, of, respectively, each of the Corporation's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are referred to individually and collectively as "Series of the Corporation" and the classes are referred to individually as a "Class of the Corporation" and collectively as "Classes of the Corporation") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

                  (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of each Series of the Corporation and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Series and Class of the Fund equal to the number of full and fractional shares such shareholder holds in the corresponding Series and Class of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each Class of the Fund shall be deemed to be the same as the net asset value per share of the corresponding Class of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of a Series and Class of the Corporation will represent the same number of shares of the corresponding Series and Class of the Fund. Each shareholder of the Corporation will have the right to exchange his (her) share certificates for share certificates of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Series and Classes of the Fund to the shareholders of record of the Corporation, the shares of the Series and Classes of the Corporation held by such shareholder shall be cancelled.
                  (c) As soon as practicable after the Effective Date of the Reorganization, the Corporation shall take all necessary steps under Minnesota law to effect a complete dissolution of the Corporation.
         2.       Closing and Effective Date of the Reorganization.
                  The Closing shall consist of (i) the conveyance, transfer and delivery of the Corporation's assets to the Fund, in exchange for the assumption and payment by the Fund of the Corporation's liabilities; and (ii) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Corporation at which this Agreement will be considered or
(b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").
         3.       Conditions Precedent.
                  The obligations of the Corporation and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:
                  (a) Such authority and orders from the Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;
                  (b) (i) One or more post-effective amendments to the Corporation's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended

("1940 Act"), containing such amendments to the Registration Statement as are determined by the Trustees of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission; (ii) the Fund shall have adopted as its own such Registration Statement, as so amended;
(iii) the most recent post-effective amendment to the Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to
Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Corporation to a Delaware business trust shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;
                  (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation, the Fund, or the shareholders of the Corporation or the Fund;
                  (d) The Corporation shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Corporation, to the effect that (i) the Fund is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (iii) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Fund;
                  (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (i) the Corporation is a corporation, duly organized and validly existing under the laws of the State of Minnesota; (ii) the Corporation is an open-end investment company of the management type registered under the 1940 Act; and
(iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the Corporation and this Agreement has been duly executed and delivered by the Corporation and is a legal, valid and binding agreement of the Corporation in accordance with its terms;

                  (f) The shares of each Series and Class of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Series and Class of the Corporation are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;
                  (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of shareholders at an annual or special meeting or any adjournment thereof;
                  (h) The shareholders of the Corporation shall have voted to direct the Corporation to vote, and the Corporation shall have voted, as sole shareholder of the Fund, to:
                        (i) Elect as Trustees of the Fund the following individuals: Messrs. Walter P. Babich, W. Thacher Longstreth, Charles E. Peck, Wayne A. Stork, Thomas F. Madison, and Jeffrey J. Nick, and Ms. Ann R. Leven;
                        (ii) Select Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending [month and day], 2000;
                        (iii) (A) With respect to each Series, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of a Series of the Corporation (x) approve a proposal for a new investment management agreement ("New Investment Management Agreement") between the current investment advisor to the Series (the "Advisor") and the Corporation on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the New Investment Management Agreement, or (y) do not approve a proposal for a New Investment Management Agreement between the Advisor and the Corporation on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the then-current investment management agreement between the Advisor and the Corporation on behalf of such Series;
                              (B) With respect to each Series that is subject to
a sub-advisory agreement, if any, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of such Series of the Corporation (x) approve a proposal for a new sub-advisory agreement ("New Sub-Advisory Agreement") between the Advisor and the current sub-advisor (the "Sub-Advisor") with respect to the assets of such Series, approve a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the New Sub-Advisory Agreement, or (y) do not approve a proposal for a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor, approve a sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the then-current sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series;

                  (i) The Trustees of the Fund shall have taken the following actions at a meeting duly called for such purposes:
                       (i) Approval of the investment management agreements and the sub-advisory agreements, if any, described in paragraph (h) of this Section 3 hereof, for each Series of the Fund;
                       (ii) Approval of a distribution plan, if any, for each Class of each Series of the Fund, as adopted pursuant to Rule 12b-1 under the 1940 Act, that is substantially identical to the then-current distribution plan, if any, as adopted pursuant to Rule 12b-1 under the 1940 Act for each Class of each corresponding Series of the Corporation;
                       (iii) Approval of the assignment of the Corporation's Custodian Agreement with Norwest Bank Minnesota, N.A. to the Fund;
                       (iv) Selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending [month and day], 2000;
                       (v) Approval of the Fund's Shareholders Services Agreement with Delaware Service Company, Inc.;
                       (vi) Approval of the Fund Accounting Agreement with Delaware Service Company, Inc. that covers the funds comprising the Delaware Investments Family of Funds;
                       (vii) Approval of the Distribution Agreement between the Fund and Delaware Distributors, L.P. on behalf of the Series and Classes;
                       (viii) Authorization of the issuance by the Fund, prior to the Effective Date of the Reorganization, of one share of each Series and Class of the Fund to the Corporation in consideration for the payment of $10.00 per share for the purpose of enabling the Corporation to vote on the matters referred in paragraph (h) of this Section 3 hereof;
                       (ix) Submission of the matters referred to in paragraph
(h) of this Section 3 to the Corporation as sole shareholder of each Series of the Fund; and
                       (x) Authorization of the issuance and delivery by the Fund of shares of each Series and Class of the Fund on the Effective Date of the Reorganization in exchange for the assets of the corresponding Series of the Corporation pursuant to the terms and provisions of this Agreement.
                  At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Corporation if, in the judgment of such Board, such waiver will not effect in a materially adverse way the benefits intended to be accorded the shareholders of the Corporation under this Agreement.

         4.       Termination.
                  The Board of Directors of the Corporation may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Corporation, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.
         5.       Entire Agreement.
                  This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.
         6.       Further Assurances.
                  The Corporation and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.
         7.       Counterparts.
                  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
         8.       Governing Law.
                  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota.
                  IN WITNESS WHEREOF, the Fund and the Corporation have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                                              [Name of Minnesota corporation]
                                                              (a Minnesota Corporation)
Attest:


By: /s/ George M. Chamberlain, Jr.                       By: /s/ Jeffrey J. Nick
    ----------------------------------------                 ------------------------------------------
        George M. Chamberlain, Jr.                               Jeffrey J. Nick
        Secretary                                                President and Chief Executive Officer


                                      K-6

                                                                 [Name of Delaware business trust]
                                                                 (a Delaware business trust)
Attest:


By: /s/ Eric E. Miller                                   By: /s/ Jeffrey J. Nick
    ----------------------------------------                 ------------------------------------------
        Eric E. Miller                                           Jeffrey J. Nick
        Assistant Secretary                                      President and Chief Executive Officer



                                    Appendix


Series and Classes of                     Corresponding Series and Classes of
[name of Minnesota corporation]           [name of Delaware business trust]

                                    EXHIBIT L

                     COMPARISON and SIGNIFICANT DIFFERENCES
                        for DELAWARE BUSINESS TRUSTS and
                             MINNESOTA CORPORATIONS

DELAWARE INVESTMENTS
       1818 MARKET STREET
       PHILADELPHIA, PA 19103



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, The Undersigned hereby Appoints {________________}, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting Of Shareholders of the above fund to be held AT The Union League, 140 South Broad Street, Philadelphia, Pennsylvania, on March 17, 1999 at 10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARE, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCREITION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


-------------------------------------------------------------------------------


                 THIS PROXY CARD IS VALID ONLY SIGNED AND DATED.

Vote On Directors                                                                          For          Withhold    For All
1.     To elect the following nominees as Directors or Trustees of the Company             All            All        Except
               01)    JEFFREY J. NICK                  06)  ANN R. LEVEN
               02     WAYNE A. STORK                   07)  JAN R. YOEMANS          _______________________________________________
               03)    WALTER P. BABICH             08)  THOMAS F. MADISON           To withhold authority to vote, "For All Except"
               04)  ANTHONY D. KNERR            09)  CHARLES E. PECK                and write the nominee's number on the line
                                     above.


Vote On Proposals                               For   Against   Abstain

2.   To approve the redesignation of the Fund's                                 4G. To redesignate all current fundamental
     investment objective from fundamental to non-                                  investment
     restrictions as non-fundamental
     fundamental

3. To approve a change in the Fund's fundamental policy concerning diversification of investments.

4.   To approve standardized fundamental investment                             5.  To approve a new investment management
     restrictions for the Fund (proposal involves                                   agreement for the Fund
     separate votes on sub-proposals 3A-3G)
     4A.   To adopt a new fundamental investment                                6.  To approve a new sub-advisory agreement
              restriction concerning concentration of the                           for the Fund
              Fund's investments in the same industry
     4B.   To adopt a new fundamental investment                                7.  To ratify the selection of Ernst & Young LLP, as
              restriction concerning borrowing money and                            independent auditors for the Company
              issuing senior securities
     4C.   To adopt a new fundamental investment                                8.  To approve the restructuring of the Company
              restriction concerning underwriting                                   from a Minnesota Corporation into a Delaware
     4D.   To adopt a new fundamental investment                                    Business Trust
              restriction concerning investments in real
              estate                                                            PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
     4E.      To adopt a new fundamental investment                             PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
              restriction concerning investments in                             SHARES AS INDICATED ABOVE, WHER SHARES ARE
              commodities                                                       REGISTERED WITH JOINT OWNERS SHOULD SIGN.
     4F.   To adopt a new fundamental investment                                PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
             restriction concerning lending by the Fund                         TRUSTEE OR OTHER REPRESENTATIVE SHOULD
                                                                                GIVE FULL TITLE AS SUCH.


       -----------------------------------------------                          -------------------------------------------------
        Signature (PLEASE SIGN WITHIN BOX)        Date                          Signature (Joint Owners)                   Date

